UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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MODERN MEDIA ACQUISITION CORP.

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Preliminary Proxy Materials Dated January 4, 2019 Subject to Completion

MODERN MEDIA ACQUISITION CORP.

3414 Peachtree Road, Suite 480

Atlanta, Georgia 30326

NOTICE OF SPECIAL MEETING IN LIEU OF 2018 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY [•], 2019

TO THE STOCKHOLDERS OF MODERN MEDIA ACQUISITION CORP.:

You are cordially invited to attend a special meeting in lieu of the 2018 annual meeting (the “special meeting”) of stockholders of Modern Media Acquisition Corp. (the “Company,” “we,” “us” or “our”), to be held at [•], local time, on [•], February [•], 2019 at [•], to consider and vote upon the following proposals:

1.

to amend (the “Extension Amendment”) the Company’s Second Amended and Restated Certificate of Incorporation (our “charter”) to extend the date by which the Company must consummate a business combination (the “Extension”) from February 17, 2019 to June 17, 2019 (the “Extended Date”);

2.

to amend (the “Trust Amendment”) the Investment Management Trust Agreement (the “trust agreement”), dated as of May 17, 2017, between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date on which Continental must liquidate the trust account (the “trust account”) established in connection with the Company’s initial public offering (the “IPO”) if the Company has not completed a business combination from February 17, 2019 to June 17, 2019; and

3.	to re-elect John White to serve as a Class I director on the Company’s Board of Directors (our “Board”) until the 2021 annual meeting of stockholders or until his successor is elected and qualified.

Each of the proposals is more fully described in the accompanying proxy statement.

The purpose of the Extension Amendment is to allow the Company more time to complete its proposed business combination. As previously announced, the Company signed a non-binding letter of intent (the “LOI”) with a private company that sets forth the preliminary terms and conditions of a potential business combination. Although definitive agreements embodying the transaction contemplated by the LOI are currently being negotiated, the Company’s IPO prospectus and charter provided that, with the execution of the LOI, the Company had until February 17, 2019 to complete a business combination. Negotiations with the party to the LOI are continuing and, accordingly, our Board believes that in order to be able to successfully complete the proposed business combination as contemplated by the LOI, it is appropriate to obtain the Extension. Our Board believes that the business combination opportunity is compelling and in the best interests of our stockholders. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete a business combination to the Extended Date.

In connection with the Extension Amendment and the Trust Amendment, if approved by the requisite vote of stockholders, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”). However, we may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed upon the consummation of the initial business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment and the Trust Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The Company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $10.10 at the time of the special meeting. The closing price of the Company’s common stock on January [•], 2019 was $[•]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The purpose of the Trust Amendment is to amend the Company’s Trust Agreement to extend the date on which Continental must liquidate the trust account if the Company has not completed a business combination from February 17, 2019 to June 17, 2019.

If the Extension Amendment and Trust Amendment proposals are not approved and we do not consummate a business combination by February 17, 2019, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and less up to $50,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights or warrants, which will expire worthless in the event the Company winds up.

The affirmative vote of 65% of the Company’s outstanding common stock will be required to approve the Extension Amendment and the Trust Amendment.

The election of directors is decided by a plurality of the votes cast of the shares of common stock present in person or represented by proxy at the special meeting and entitled to vote on the election of directors.

Our Board has fixed the close of business on January 4, 2019 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

You are not being asked to vote on the proposed business combination at this time. If you are a public stockholder, you will have the right to vote on the proposed business combination (and to exercise your redemption rights, if you so choose) when it is submitted to stockholders for approval.

After careful consideration of all relevant factors, our Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” each of proposals 1, 2 and 3.

Enclosed is the proxy statement containing detailed information concerning the proposals and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

January [•], 2019	By Order of the Board of Directors, /s/ Lewis W. Dickey, Jr. Lewis W. Dickey, Jr. President, Chief Executive Officer and Chairman

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting in Lieu of Annual Meeting of Stockholders to be held on February [•], 2019: This notice of meeting, the accompanying proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018 are available at [•].

MODERN MEDIA ACQUISITION CORP.

3414 Peachtree Road, Suite 480

Atlanta, Georgia 30326

SPECIAL MEETING IN LIEU OF 2018 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY [•], 2019

PROXY STATEMENT

A special meeting in lieu of the 2018 annual meeting of stockholders (the “special meeting”) of Modern Media Acquisition Corp. (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at [•], local time, on February [•], 2019 at [•], to consider and vote upon the following proposals:

1.

to amend (the “Extension Amendment”) the Company’s Second Amended and Restated Certificate of Incorporation (our “charter”) to extend the date by which the Company must consummate a business combination (the “Extension”) from February 17, 2019 to June 17, 2019 (the “Extended Date”);

2.

to amend (the “Trust Amendment”) the Investment Management Trust Agreement (the “trust agreement”), dated as of May 17, 2017, between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date on which Continental must liquidate the trust account (the “trust account”) established in connection with the Company’s initial public offering (the “IPO”) if the Company has not completed a business combination from February 17, 2019 to June 17, 2019; and

3.	to re-elect John White to serve as a Class I director on the Company’s Board of Directors (our “Board”) until the 2021 annual meeting of stockholders or until his successor is elected and qualified.

This proxy statement is dated January [•], 2019 and is first being mailed to stockholders on or about that date.

The purpose of the Extension Amendment is to allow the Company more time to complete its proposed business combination. As previously announced, the Company signed a non-binding letter of intent (the “LOI”) with a private company that sets forth the preliminary terms and conditions of a potential business combination. Although definitive agreements embodying the transaction contemplated by the LOI are currently being negotiated, the Company’s IPO prospectus and charter provided that, with the execution of the LOI, the Company had until February 17, 2019 to complete a business combination. Negotiations with the party to the LOI are continuing and, accordingly, our Board believes that in order to be able to successfully complete the proposed business combination as contemplated by the LOI, it is appropriate to obtain the Extension. Our Board believes that the business combination opportunity is compelling and in the best interests of our stockholders. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete a business combination to the Extended Date.

Approval of the Extension Amendment and the Trust Amendment is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment and Trust Amendment proposals.

In connection with the Extension Amendment and the Trust Amendment, if approved by the requisite vote of stockholders, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”). However, we may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed upon the consummation of the initial business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment and the Trust Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, and the amount remaining in the trust account may be only a fraction of the approximately $211,520,000 that was in the trust account as of September 30, 2018. In such event, the Company may need to obtain additional funds to complete the proposed business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment and Trust Amendment proposals are not approved and we do not consummate a business combination by February 17, 2019, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income earned on the trust account (which interest shall be net of taxes payable and less up to $50,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Company’s sponsor is Modern Media Sponsor, LLC (the “sponsor”). The sponsor is (i) 50% owned by MIHI LLC, a Delaware limited liability company (“MIHI”) and a subsidiary of Macquarie Group Limited (together with its subsidiaries and funds (or similar vehicles) managed by such subsidiaries, “Macquarie”), and (ii) 50% owned by Modern Media, LLC, an entity that is wholly owned by Lewis W. Dickey, Jr, the Company’s President, Chief Executive Officer and Chairman. Macquarie is a global provider of financial, advisory, investment and funds management services. Macquarie’s main business focus is generating returns to investors and stockholders by providing a diversified range of services to clients. Macquarie acts on behalf of institutional, corporate and retail clients and counterparties around the world. Mr. Dickey is the former Chairman, President and CEO of Cumulus Media Inc. (“Cumulus”), the country’s second largest radio company. Mr. Dickey co-founded Cumulus in 1997, and in 2000 became its Chairman and CEO. During his 19 years at Cumulus, Mr. Dickey built the company through over 150 separate transactions, growing the company from a startup to more than $1.2 billion in annual revenue and 6,500 employees.

The Company’s initial stockholders prior to the IPO, including the sponsor (collectively, the “initial stockholders”) have waived their rights to liquidating distributions from the trust account with respect to their shares of common stock acquired prior to the IPO (“founder shares”). As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s rights or warrants, which will expire worthless in the event the Company winds up.

Our sponsor has agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (i) $10.10 per public share; or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our sponsor will not be responsible to the extent of any liability for such third party claims. There is no assurance that our sponsor will be able to satisfy its obligations. The per-share liquidation price for the public shares is anticipated to be approximately $10.10 (based on the amount expected to be in trust at the time of the special meeting). Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $10.10, plus interest, due to unforeseen claims of potential creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment and Trust Amendment proposals are approved, approval of the Trust Amendment will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment is approved.

At the time the Extension Amendment and Trust Amendment become effective, the Company will also amend the trust agreement to extend the date on which to liquidate the trust account to the Extended Date.

The record date for the special meeting is January 4, 2019. Record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were [•] outstanding shares of the Company’s common stock including [•] outstanding public shares. The Company’s rights and warrants do not have voting rights in connection with the proposals.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

i

ii

FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, without limitation, statements about:

•	our ability to complete the proposed business combination;

•	the anticipated benefits of the proposed business combination;

•

our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving the proposed business combination, as a result of which they would then receive expense reimbursements or other benefits;

•	our potential ability to obtain additional financing, if needed, to complete the proposed business combination;

•	our public securities’ potential liquidity and trading;

•	the use of proceeds not held in the trust account (as described herein) or available to us from interest income on the trust account balance; or

•	our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended March 31, 2018. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

The Company is a blank check company formed in 2014 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In May 2017, the Company consummated its IPO from which it derived gross proceeds of $207,000,000. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, presently February 17, 2019, or if the Extension Amendment and the Trust Amendment are approved, June 17, 2019). Our Board believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete its previously announced proposed business combination and is submitting these proposals to the stockholders to vote upon.

What is being voted on?

You are being asked to vote on the following proposals:

1.	to amend our charter to extend the date by which the Company must consummate a business combination from February 17, 2019 to June 17, 2019;

2.

to amend the trust agreement to extend the date on which Continental must liquidate the trust account established in connection with the IPO if the Company has not completed a business combination from February 17, 2019 to June 17, 2019; and

3.	to re-elect John White to serve as a Class I director until the 2021 annual meeting of stockholders or until his successor is elected and qualified.

The Extension Amendment and the Trust Amendment proposals are essential to the overall implementation of our Board’s plan to extend the date that the Company must complete a business combination. Approval of the Extension Amendment and the Trust Amendment is a condition to the implementation of the Extension.

If the Extension is implemented, the stockholders’ approval of the Trust Amendment proposal will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment and Trust Amendment proposals.

If the Extension Amendment and Trust Amendment proposals are approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment and Trust Amendment proposals are approved and the amount remaining in the trust account may be only a fraction of the approximately $211,520,000 that was in the trust account as of September 30, 2018. In such event, the Company may need to obtain additional funds to complete the proposed business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment and Trust Amendment proposals are not approved and we have not consummated a business combination by February 17, 2019, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and less up to $50,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their founder shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s rights or warrants, which will expire worthless in the event the Company winds up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

Why is the Company proposing the Extension Amendment and the Trust Amendment proposals?

The Company’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before February 17, 2019. However, as we explain below, there is not sufficient time before February 17, 2019 to complete the proposed business combination.

As previously announced, the Company has entered into the LOI, which sets forth the preliminary terms and conditions of a potential business combination with a private company. Although definitive agreements embodying the transaction contemplated by the LOI are currently being negotiated, the Company’s IPO prospectus and charter provided that, with the execution of the LOI, the Company had until February 17, 2019 to complete a business combination. Negotiations with the party to the LOI are continuing and, accordingly, our Board believes that in order to be able to successfully complete the proposed business combination as contemplated by the LOI, it is appropriate to obtain the Extension. Our Board believes that the business combination opportunity is compelling and in the best interests of our stockholders. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete a business combination to the Extended Date.

Why should I vote for the Extension Amendment?

Our Board believes stockholders will benefit from the Company consummating a business combination and is proposing the Extension Amendment to extend the date by which the Company must complete a business combination until the Extended Date. The Extension would give the Company the opportunity to complete a business combination.

The Company’s charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if we do not complete our business combination before February 17, 2019, we will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing the proposed business combination contemplated by the LOI, circumstances warrant providing those who believe they might find the potential business combination to be an attractive investment with an opportunity to consider such transaction.

Our Board recommends that you vote in favor of the Extension Amendment, but expresses no opinion as to whether you should redeem your public shares.

Why should I vote for the Trust Amendment?

As discussed above, the Board believes stockholders will benefit from the Company consummating an initial business combination, and approval of the Trust Amendment is a condition to the implementation of the Extension Amendment.

Whether a holder of public shares votes in favor of or against the Extension Amendment or the Trust Amendment, if such amendments are approved, the holder may, but is not required to, elect to redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment and Trust Amendment proposals.

Liquidation of the trust account is a fundamental obligation of the Company to the public stockholders and the Company is not proposing and will not propose to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial business combination. Assuming the Extension Amendment is approved, the Company will have until the Extended Date to complete a business combination.

The Board recommends that you vote in favor of the Trust Amendment proposal, but expresses no opinion as to whether you should redeem your public shares.

How do the Company insiders intend to vote their shares?

All of the Company’s directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of each of the proposals.

The initial stockholders are not entitled to redeem the founder shares. With respect to any shares purchased on the open market by the initial stockholders and the Company’s directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, the initial stockholders beneficially owned and were entitled to vote 5,175,000 founder shares, representing approximately 20% of the Company’s issued and outstanding common stock.

In addition, the sponsor or the Company’s or the target company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment and the Trust Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and Trust Amendment and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment and the Trust Amendment. None of the Company’s sponsor, directors, officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

What vote is required to adopt the Extension Amendment?

Approval of each of the Extension Amendment and Trust Amendment will require the affirmative vote of holders of 65% of the Company’s outstanding common stock on the record date. Approval of the Trust Amendment is a condition to the implementation of the Extension Amendment.

If the Extension Amendment and Trust Amendment are approved, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, we may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001.

What vote is required to elect the directors?

The election of directors requires the affirmative vote of a plurality of the votes cast of the shares of common stock represented in person or by proxy and entitled to vote on the election of directors.

What if I don’t want to vote for the Extension Amendment or Trust Amendment proposal?

If you do not want the Extension Amendment or Trust Amendment to be approved, you must abstain, not vote, or vote against the proposals. If the Extension Amendment and the Trust Amendment are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders.

Will you seek any further extensions to liquidate the trust account?

Other than the extension until the Extended Date as described in this proxy statement, we do not anticipate seeking any further extension to consummate a business combination.

What happens if the Extension Amendment is not approved?

If the Extension Amendment is not approved and we have not consummated a business combination by February 17, 2019, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and less up to $50,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The initial stockholders waived their rights to liquidating distributions from the trust account with respect to their founder shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s rights or warrants, which will expire worthless in the event the Company winds up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account, which it believes are sufficient for such purposes.

If the Extension Amendment and Trust Amendment proposals are approved, what happens next?

The Company is continuing its efforts to complete the proposed business combination, which will involve:

•	completing proxy statement and prospectus materials;

•	establishing a meeting date and record date for considering the proposed business combination, and distributing the proxy statement and prospectus materials to stockholders; and

•	holding a special meeting to consider the proposed business combination.

The Company is seeking approval of the Extension Amendment and the Trust Amendment because the Company will not be able to complete all of the tasks listed above prior to February 17, 2019. If the Extension Amendment and Trust Amendment are approved, the Company will seek stockholder approval of the proposed business combination. If stockholders approve the proposed business combination, the Company expects to consummate the business combination as soon as possible following stockholder approval.

Upon approval by 65% of the common stock outstanding as of the record date of the Extension Amendment and Trust Amendment proposals, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, common stock, rights and warrants will remain publicly traded.

If the Extension Amendment and Trust Amendment proposals are approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by our sponsor through the founder shares.

Would I still be able to exercise my redemption rights if I vote against the proposed business combination?

Yes. Assuming you are a stockholder as of the record date for voting on the proposed business combination, you will be able to vote on the proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of the business combination, subject to any limitations set forth in the charter.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to [•], the Company’s proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 3414 Peachtree Road, Suite 480, Attn: Secretary.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals other than the election of directors. With respect to the election of directors, the inspector of elections will separately count “FOR” and “WITHHOLD” votes, abstentions and broker non-votes.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date are represented in person or by proxy at the meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions (but not broker non-votes) will be counted towards the quorum requirement. If there is no quorum, the presiding officer of the special meeting may adjourn the special meeting to another date.

Who can vote at the special meeting?

Only holders of record of the Company’s common stock at the close of business on January 4, 2019 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, [•] shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” the each of the proposals.

What interests do the Company’s directors and officers have in the approval of the proposals?

The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment and Trust Amendment Proposals — Interests of the Company’s Directors and Officers.”

What if I object to the Extension Amendment and the Trust Amendment? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with the Extension Amendment or the Trust Amendment under the DGCL.

What happens to the Company’s rights and warrants if the Extension Amendment and Trust Amendment are not approved?

If either of the Extension Amendment or the Trust Amendment is not approved and we have not consummated a business combination by February 17, 2019, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income earned on the trust account (which interest shall be net of taxes payable and less up to $50,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our rights or warrants, which will expire worthless in the event we wind up.

What happens to the Company rights and warrants if the Extension Amendment and Trust Amendment proposals are approved?

If the Extension Amendment and Trust Amendment proposals are approved, the Company will continue to attempt to consummate a business combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The rights and warrants will remain outstanding in accordance with their terms.

How do I vote?

If you are a holder of record of Company common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of Company common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of Company common stock?

If the Extension is implemented, each public stockholder may seek to redeem all or a portion of his public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

To demand redemption, you must check the box on the proxy card provided for that purpose and return the proxy card in accordance with the instructions provided, and, at the same time, ensure your bank or broker complies with the requirements identified elsewhere herein. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and Election.

In connection with tendering your shares for redemption, you must elect to either (x) physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, Attn: [•], at least two business days prior to the special meeting or (y) to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Shares that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. In the event that a public stockholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. In the event that a public stockholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your the Company shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged [•] (“[•]”) to assist in the solicitation of proxies for the annual meeting. The Company has agreed to pay [•] a fee of $[•]. The Company will reimburse [•] for reasonable out-of-pocket expenses and will indemnify [•] and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Modern Media Acquisition Corp.

3414 Peachtree Road, Suite 480

Atlanta, Georgia 30326

Attn: [•]

Telephone: (404) 443-1182

You may also contact the Company’s proxy solicitor at:

[•]

[•]

[•]

Telephone: [•]

(banks and brokers can call collect at [•])

Email: [•]

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

BACKGROUND

The Company

We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination with one or more businesses. We were formed as a Delaware limited liability company on June 9, 2014 under the name of M Acquisition Company I LLC, and changed our name to Modern Media Acquisition Corp. in connection with our conversion from a Delaware limited liability company to a Delaware corporation on January 3, 2017.

On May 17, 2017, we consummated our IPO of 20,700,000 units at a price of $10.00 per unit (the “units”), generating gross proceeds of $207,000,000. Each unit consists of one share of the Company’s common stock; one right to receive one-tenth of one share of common stock upon the consummation of our initial business combination; and one-half of one warrant to purchase one share of common stock (the “public warrants”). Each public warrant entitles the holder thereof to purchase one share of our common stock at a price of $11.50 per share, and only whole warrants are exercisable. Simultaneously with the consummation of the IPO, our sponsor purchased an aggregate of 7,320,000 warrants, at a price of $1.00 per warrant, each exercisable to purchase one share of common stock at a price of $11.50 per share (the “sponsor warrants”), in a private placement (the “private placement”), generating gross proceeds of $7,320,000. The sponsor warrants are identical to the public warrants sold as part of the units in the IPO except that, so long as they are held by their initial purchasers or their permitted transferees, (i) they will not be redeemable by us, (ii) they (including the shares of common stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of our initial business combination, (iii) they may be exercised by the holders on a cashless basis; and (iv) they (including the shares of common stock issuable upon exercise of these warrants) have certain registration rights.

Upon the closing of the IPO and the private placement, $209,070,000 of the net proceeds from the sale of the units and the sponsor warrants was placed in a trust account. As of September 30, 2018, the Company had approximately $211,520,000 in the trust account.

The mailing address of the Company’s principal executive office is 3414 Peachtree Road, Suite 480, Atlanta, Georgia 30326, and its telephone number is (404) 443-1182.

The Proposed Business Combination

As previously announced, the Company has entered into the LOI, which sets forth the preliminary terms and conditions of a potential business combination with a private company. Although definitive agreements embodying the transaction contemplated by the LOI are currently being negotiated, the Company’s IPO prospectus and charter provided that, with the execution of the LOI, the Company had until February 17, 2019 to complete a business combination. Negotiations with the party to the LOI are continuing and, accordingly, our Board believes that in order to be able to successfully complete the proposed business combination as contemplated by the LOI, it is appropriate to obtain the Extension. Our Board believes that the business combination opportunity is compelling and in the best interests of our stockholders. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete a business combination to the Extended Date.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The special meeting will be held at [•], local time, on February [•], 2019 at [•].

Stockholders are being asked to vote on the following proposals:

1.	to amend our charter to extend the date by which the Company must consummate a business combination from February 17, 2019 to June 17, 2019;

2.

to amend the trust agreement to extend the date on which Continental must liquidate the trust account established in connection with the IPO if the Company has not completed a business combination from February 17, 2019 to June 17, 2019; and

3.	to re-elect John White to serve as a Class I director until the 2021 annual meeting of stockholders or until his successor is elected and qualified.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned Company common stock at the close of business on January 4, 2019, the record date for the special meeting. You will have one vote per proposal for each share of common stock you owned at that time. The Company’s warrants do not carry voting rights.

At the close of business on the record date, there were [•] outstanding shares of Company common stock entitled to vote, of which 5,175,000 were founder shares.

Votes Required

Approval of the Extension Amendment and Trust Amendment proposals will require the affirmative vote of holders of 65% of the Company’s common stock outstanding on the record date. The election of directors requires the affirmative vote of a plurality of the votes cast by shares of common stock represented in person or by proxy and entitled to vote on the election of directors.

If you do not vote (i.e., you “abstain” from voting on a proposal), your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

If you do not want a proposal to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment and the Trust Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Voting

You can vote your shares at the special meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Lewis W. Dickey, Jr. and Adam Kagan to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your shares in person by attending the special meeting. You will be given a ballot at the special meeting.

A special note for those who plan to attend the special meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or withhold your vote for the nominee or proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment, “FOR” the Trust Amendment, and “FOR” the election of each director nominee, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, [•], at [•] or by sending a letter to [•].

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the special meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with the Secretary at Modern Media Acquisition Corp., 3414 Peachtree Road, Suite 480, Atlanta, Georgia 30326 either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting in person.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the special meeting. If you wish to attend the special meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the special meeting. For example, you may bring an account statement showing that you beneficially owned shares of the Company as of the record date as acceptable proof of ownership. In addition, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to stockholders at the special meeting. The Company has agreed to pay [•] a fee of $[•]. The Company will reimburse [•] for reasonable out-of-pocket expenses and will indemnify [•] and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact [•] at:

[•]

[•]

[•]

Telephone: [•]

(banks and brokers can call collect at [•])

Email: [•]

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

No Right of Appraisal

The Company stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, we expect that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 3414 Peachtree Road, Suite 480, Atlanta, Georgia 30326. Our telephone number at such address is (404) 443-1182.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

Our directors and executive officers are as follows:

Name	Age	Position
Lewis W. Dickey, Jr.	56	President, Chief Executive Officer and Chairman
William Drewry	55	Chief Financial Officer
Adam Kagan	43	General Counsel and Assistant Secretary
Blair Faulstich	48	Director
George Brokaw	50	Director
John White	55	Director

Lewis W. Dickey, Jr. has served as our President, Chief Executive Officer and Chairman since January 2017. Mr. Dickey has served as the Co-Founder and Chairman, since 2010, of DM Luxury, a publisher of lifestyle magazines in the United States. Mr. Dickey served as Vice Chairman, from October 2015 to March 2017, of the board of directors of Cumulus, a leader in the radio broadcasting industry which owns and operates a nationwide radio network. From December 2000 to October 2015, Mr. Dickey served as Cumulus’s Chairman, President and Chief Executive Officer. Mr. Dickey was co-founder of, and an initial investor in, Cumulus and served as Cumulus’s Executive Vice Chairman from March 1998 to December 2000. Mr. Dickey served on Cumulus’s Board of Directors from 1998 to March 2017. Prior to co-founding Cumulus, Mr. Dickey was a nationally regarded consultant on media strategy and the author of The Franchise—Building Radio Brands, published by the National Association of Broadcasters, one of the industry’s leading texts on competition and strategy. Mr. Dickey holds a bachelor’s and master’s degree from Stanford University and an M.B.A. from Harvard Business School. Mr. Dickey’s qualifications to serve as our President, Chief Executive Officer and Chairman include over thirty years of experience in the media, entertainment and marketing services industries.

William Drewry has served as our Chief Financial Officer since February 2017. Mr. Drewry is a founding partner of Pursuit Advisory LP, a transaction and strategic advisory services provider which launched in 2015. Prior to founding Pursuit Advisory LP, Mr. Drewry was a Managing Director at RBC Capital Markets (“RBC”), a global investment bank, from 2011 to 2015, where he helped lead the media and entertainment practice and completed a number of lead managed deals for large cap media clients, including in the television broadcasting, film entertainment and digital media industries. Prior to his time at RBC, Mr. Drewry was Chairman of Media Investments at Diamond Castle Holdings, a private equity firm, from 2009 to 2011, and prior to that, was a Managing Director at UBS Investment Bank, a global investment bank, in the Global Media Group from 2007 to 2008. Mr. Drewry also previously headed the Global Media Research team at Credit Suisse, a financial services company, from 1998 to 2007. Mr. Drewry began his career in 1992 as a research analyst with Paine Webber / Kidder Peabody, a brokerage and asset management firm. Mr. Drewry holds a bachelor’s degree from Old Dominion University.

Adam Kagan has served as our General Counsel and Assistant Secretary since February 2017. Mr. Kagan also serves as the associate general counsel for business affairs, since July 2016, of Hearts & Science, LLC, a data-driven marketing agency and an Omnicom Group Inc. company. At Hearts & Science, Mr. Kagan, advises global advertisers in connection with brand-integrated entertainment, content production and distribution and social media initiatives. Prior to joining Hearts & Science in 2016, Mr. Kagan served as the head of business and legal affairs and production, from November 2014, of Ora Media L.L.C. (“Ora”), owner of a television production studio and an on-demand digital television network funded by América Móvil, S.A.B., DE C.V. At Ora, Mr. Kagan oversaw a bicoastal production operation delivering television and digital content to a variety of national and international television channels. Mr. Kagan served as the vice president of legal and business affairs, from May 2014 to November 2014, of Three Lions Entertainment, LLC (“Three Lions”), a performance production company, prior to joining Ora. Mr. Kagan also served as international counsel from January 2007 to May 2014 for Viacom International Media Networks (“VIMN”), a group within Viacom Inc. that offers brands, content, products and services to individuals around the world. At VIMN, Mr. Kagan advised on international content production and distribution. Mr. Kagan holds a bachelor’s degree from the Tisch School of the Arts and a J.D. from Pace University School of Law. Mr. Kagan is a member of the New York bar.

Blair Faulstich has served as a director since May 2017. Mr. Faulstich has served as a managing director, since 2011, of Benefit Street Partners L.L.C. (“BSP”), a multi-strategy credit manager. Prior to joining BSP in 2011, Mr. Faulstich was a managing director and co-head of media and communications investment banking at Citadel Securities, LLC (“Citadel”), a brokerage, provider of investment banking services and subsidiary of Citadel LLC. Mr. Faulstich worked at Citadel from 2009 to 2011. Mr. Faulstich also worked as a managing director, from 2004 to 2009, in the media and communications investment banking group at Merrill Lynch & Co. Inc. (“Merrill Lynch”), a provider of investment, financing and other related financial services. Prior to Merrill Lynch, Mr. Faulstich held various positions at Deutsche Bank Alex. Brown Inc. (“Alex. Brown”)—the brokerage and investment bank of Deutsche Bank, AG—from 1997 to 2004, also in the media investment banking group. Before joining Alex. Brown in 1997, Mr. Faulstich spent three years at Arthur Andersen LLP, an accounting firm. Mr. Faulstich holds a bachelor’s degree from Principia College and an M.B.A. from Cornell University. Mr. Faulstich is qualified to serve as a director due, among other things, to his experience in finance and strategy, particularly in the media and communications space, acquired over the course of his career spent working as an investment banker in that space.

George Brokaw has served as a director since May 2017. Mr. Brokaw has served as a Managing Partner since 2013, at Trafelet Brokaw & Co., an investment firm. From 2012 to 2013, Mr. Brokaw was a Managing Director of the Highbridge Growth Equity Fund at Highbridge Principal Strategies, LLC (“Highbridge”)—an alternative investment firm. Prior to joining Highbridge in 2012, Mr. Brokaw held senior positions at Perry Capital, LLC, a hedge fund, from 2005 to 2011 and Lazard Frères & Co. LLC, a financial advisory and asset management firm, from 1996 to 2005. Mr. Brokaw has served as a member of the board of directors of DISH Network Corporation, since October 2013 and Alico, Inc., since November 2013. Mr. Brokaw served on the board of directors of Terrapin 3 Acquisition Corporation, a special purpose acquisition company, from July 2014 until the consummation of its business combination with Yatra in December 2016. Mr. Brokaw previously served on the board of directors of North American Energy Partners Inc. from 2006 to 2013. Mr. Brokaw holds a bachelor’s degree from Yale University and a J.D. and M.B.A. from the University of Virginia. Mr. Brokaw is a member of the New York Bar. Mr. Brokaw is qualified to serve as a director due, among other things, to his experience in finance and strategy acquired as an advisor to and member of various boards of directors, as well as his experience with blank check companies.

John White has served as a director since May 2017. Mr. White has served as a partner of Moorgate Capital Partners LLC (“Moorgate”), an independent merchant bank, advisory firm and broker dealer, since 2010, when Mr. White founded the company. Prior to founding Moorgate, Mr. White served as the head of the technology, media and telecommunications investment banking group of Wachovia Securities from 2006 to 2009. Mr. White previously worked in the media and communications investment banking group at JP Morgan Chase & Co. in both the U.S. and England, from 1994 to 2005, and was head of their media and communications investment banking group from 2003 to 2005. Mr. White has served as a member of the board of directors of Telescope, Inc., since December 2012 and ITC Service Group, Inc., since June 2016. Mr. White received a bachelor’s degree from Middlebury College. Mr. White is qualified to serve as a director due, among other things, to his experience in finance and strategy, specifically in the media and communications space, acquired as an advisor to and member of various boards of directors and over the course of his career spent working as an investment banker in that space.

Corporate Governance

Number and Terms of Office of Officers and Directors

Our board of directors consists of four members. Our board of directors is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. The term of office of the first class of directors, consisting of John White, will expire at the special meeting, which is being held in lieu of our first annual meeting of stockholders. The term of office of the second class of directors, consisting of George Brokaw, will expire at the 2019 annual meeting of stockholders. The term of office of the third class of directors, consisting of Lewis W. Dickey, Jr. and Blair Faulstich, will expire at the 2020 annual meeting of stockholders.

Our officers are elected by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our amended and restated bylaws as it deems appropriate. Our amended and restated bylaws provide that our officers will consist of a Chief Executive Officer, a Secretary and a Treasurer, and may consist of a President, a Chief Financial Officer, Vice Presidents, Assistant Secretaries and other such officers as may be determined by the board of directors.

Director Independence

The listing standards of The Nasdaq Stock Market LLC (“Nasdaq”) require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Blair Faulstich, George Brokaw and John White are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regular sessions at which only independent directors are present.

Leadership Structure and Risk Oversight

The Company’s governance framework provides the Board with flexibility to select the appropriate Board leadership structure for the Company. In making leadership structure determinations, our Board considers many factors, including the specific needs of the Company and what is in the best interests of the Company’s stockholders. While the Board does not currently have a formal policy on whether the role of the Chief Executive Officer and Chairman of the Board should be separate, since 2017, Mr. Dickey has served as our President, Chief Executive Officer and Chairman. We believe this structure is appropriate for the Company at this time, as the combined roles help provide strong and consistent leadership for our management team and Board. When the Board convenes for a meeting, the non-management directors meet in executive session if the circumstances warrant. Given the composition of the Board with a majority of independent directors, the Board does not believe that it is necessary to formally designate a lead independent director at this time, although it may consider appointing a lead independent director if the circumstances change.

The Board’s oversight of risk is administered directly through the Board, as a whole, or through its audit committee. Various reports and presentations regarding risk management are presented to the Board to identify and manage risk. The audit committee addresses risks that fall within the committee’s area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of the Company’s financial statements and the independent audit thereof. Management furnishes information regarding risk to the Board from time to time as requested.

Executive Officer and Director Compensation

We do not intend to pay our independent directors any annual compensation until the earlier of completion of our initial business combination and our liquidation. We pay each of our Chief Financial Officer and our General Counsel $25,000 per year for their services to us. Our sponsor, officers, directors and any of their respective affiliates will be reimbursed for any out-of-pocket expenses related to identifying, investigating, negotiating and completing our initial business combination. Our audit committee will review on a quarterly basis all payments that are made to our sponsor, officers, directors or our or any of their respective affiliates.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other compensation from the combined company. All of this compensation will be disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials, as applicable, furnished to our stockholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer or proxy solicitation materials, as applicable, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers after the completion of our initial business combination will be determined by a compensation committee constituted solely of independent directors.

We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment. The existence or terms of any such employment or consulting arrangements may influence our management’s motivation in identifying or selecting a target business and we do not believe that the ability of our management to remain with us after the completion of our initial business combination should be a determining factor in our decision to proceed with any potential business combination.

Committees of our Board

Our board of directors has two standing committees: an audit committee and a compensation committee. Our audit committee is composed of three independent directors, and our compensation committee is composed of two independent directors.

Audit Committee

The members of our audit committee are Blair Faulstich, George Brokaw and John White. Blair Faulstich serves as chairman of the audit committee. Under Nasdaq listing standards and applicable SEC rules, we are required to have three members of the audit committee. Subject to phase-in rules and a limited exception, the rules of Nasdaq and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be composed solely of independent directors. Blair Faulstich, George Brokaw and John White qualify as independent directors for the purposes of such committee membership under applicable rules. Each member of the audit committee is financially literate and our board of directors has determined that each of Blair Faulstich, George Brokaw and John White qualify as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•

the appointment, compensation, retention, replacement and oversight of the work of the independent registered public accounting firm and any other independent registered public accounting firm engaged by us;

•

pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm or any other independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•

reviewing and discussing with the independent registered public accounting firm all relationships the independent registered public accounting firm has with us in order to evaluate their continued independence;

•	setting clear hiring policies for employees or former employees of the independent registered public accounting firm;

•

obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•

reviewing with management, the independent registered public accounting firm and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

A copy of our audit committee charter is available, free of charge, from the Company by writing to the Company’s Secretary, c/o Modern Media Acquisition Corp., 3414 Peachtree Road, Suite 480, Atlanta, Georgia 30326. We have attached a copy of our audit committee charter as Annex C to this proxy statement.

Compensation Committee

The compensation committee of the board of directors consists of Blair Faulstich, George Brokaw and John White, each of whom are independent directors for the purposes of such committee membership. George Brokaw serves as chairman of the compensation committee.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•	reviewing and approving the compensation of all of our other executive officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•	producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

A copy of our compensation committee charter is available, free of charge, from the Company by writing to the Company’s Secretary, c/o Modern Media Acquisition Corp., 3414 Peachtree Road, Suite 480, Atlanta, Georgia 30326. We have attached a copy of our compensation committee charter as Annex D to this proxy statement.

Meetings and Attendance

During the fiscal year ended March 31, 2018:

•	our Board held two meetings;

•	our audit committee held three meetings; and

•	our compensation committee did not hold a meeting.

Each of our incumbent directors attended or participated in at least 75% of the meetings of our Board and the respective committees of which she or he is a member held during the period such incumbent director was a director during the fiscal year ended March 31, 2018.

We encourage all of our directors to attend our annual meetings of stockholders. This special meeting will be in lieu of our first annual meeting of stockholders.

Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605(e)(1) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who are expected to participate in the consideration and recommendation of director nominees are Blair Faulstich, George Brokaw and John White. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors will be independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

Prior to our initial business combination, the board of directors will also consider director candidates recommended for nomination by holders of our founder shares during such times as they are seeking proposed nominees to stand for election at an annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Stockholders that wish to nominate a director for election to our board of directors should follow the procedures to be set forth in our amended and restated bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom and the ability to represent the best interests of our stockholders.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics applicable to our directors, officers and employees. A copy of our form of Code of Business Conduct and Ethics and our audit committee charter is filed with the SEC as exhibits to the Registration Statement related to the IPO. You are able to review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Business Conduct and Ethics will be provided without charge from us, upon written request to: 3414 Peachtree Road, Suite 480, Atlanta, GA 30326.

We intend to disclose any amendments to or waivers of certain provisions of our Code of Business Conduct and Ethics in a Current Report on Form 8-K.

Audit Committee Report

Our audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Audit Standard No. 1301, “Communications with Audit Committees.” Additionally, our audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, our audit committee recommended to our Board that the audited financial statements be included in our annual report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors

Blair Faulstich (Chair)

George Brokaw

John White

Involvement in Certain Legal Proceedings

To the knowledge of the Company, during the last ten years, none of the Company’s directors, executive officers and nominees has:

•

had a petition filed under the bankruptcy or insolvency laws, or had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in respect of a company in which the director, executive officer or nominee of the Company was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses;

•

been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•

been found by a court of competent jurisdiction in a civil action, the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated; or

•

been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Material Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or any of our officers or directors in their corporate capacity.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company, and on written representations from the reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders were met on a timely basis during the fiscal year ended March 31, 2018.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, nor in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors.

Procedures for Contacting Directors

Our Board has established a process for stockholders to send communications to our Board. Stockholders may communicate with our Board generally or a specific director at any time by writing to the Company’s General Counsel and Assistant Secretary, c/o Modern Media Acquisition Corp., 3414 Peachtree Road, Suite 480, Atlanta, Georgia 30326. We will review all messages received, and forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to our

Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to our Board generally, to the Chairman of our Board. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, communications that do not relate to matters of stockholder interest are not forwarded to our Board.

Conflicts of Interest

Each of our officers and directors presently has, and any of them in the future may have additional, fiduciary or contractual obligations to one or more other entities pursuant to which such officer or director is or will be required to present a business combination opportunity to such entity. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will be required to honor his or her fiduciary or contractual obligations to present such business combination opportunity to such other entity, subject to their fiduciary duties under law, and only present the opportunity to us if such other entity rejects the opportunity. We do not believe, however, that the fiduciary duties or contractual obligations of our officers or directors will materially affect our ability to complete our initial business combination. Our second amended and restated certificate of incorporation provides that we renounce our interest in any corporate opportunity offered to any of our officers and directors unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue.

Macquarie and its affiliates engage in a broad spectrum of activities including principal investing, specialized investment vehicle management, asset management, financial advisory, securities underwriting, sales and trading, investment research, lending and other activities. In the ordinary course of business, they engage in activities where their interests or the interests of their clients may conflict with our interests. Accordingly, there may be situations in which Macquarie or an affiliate has an obligation or an interest that actually or potentially conflicts with our interests. You should assume that these conflicts will not be resolved in our favor and, as a result, we may be denied certain acquisition opportunities or otherwise disadvantaged in certain situations by our relationship with Macquarie.

Macquarie, its affiliates and their clients make investments in a variety of different businesses and may directly compete with us for acquisition opportunities provided or created by Macquarie or its affiliates that meet our initial business combination objectives. Neither Macquarie nor any of its affiliates has an obligation to offer potential acquisition opportunities to us and may allocate them at its discretion to us or other parties. We will not have any priority in respect of acquisition opportunities provided or created by Macquarie or its affiliates. You should assume that Macquarie and its affiliates and clients will have priority over us in terms of access to acquisition opportunities and, as a result, we may be denied certain acquisition opportunities or otherwise disadvantaged in certain situations by our relationship with Macquarie.

Clients of Macquarie and its affiliates may also compete with us for investment opportunities meeting our initial business combination objectives. If Macquarie or any of its affiliates is engaged to act for any such clients, we may be precluded from pursuing opportunities that would conflict with Macquarie’s or its affiliates’ obligations to such client. In addition, investment ideas generated within Macquarie or its affiliates may be suitable for our company or a client of Macquarie or its affiliates, and may be directed to any of such persons or entities rather than to us. Macquarie or its affiliates may also be engaged to advise the seller of a company, business or assets that would qualify as an acquisition opportunity for us. In such cases, we may be precluded from participating in the sale process or from purchasing the company, business or assets. If, however, we are permitted to pursue the opportunity, the interests of Macquarie or its affiliates, or their obligations to the seller may diverge from our interests.

Our sponsor, officers and directors have agreed, pursuant to a written letter agreement, not to participate in the formation of, or become an officer or director of, any other blank check company until we have entered into a definitive agreement regarding our initial business combination or we have failed to complete our initial business combination by February 17, 2019, subject to extension. Neither Macquarie nor any of its affiliates (other than the sponsor) has entered into such an agreement and, accordingly, are not precluded from participating in any other blank check company or from underwriting an offering by any other blank check company.

Since the consents of MIHI and Modern Media, LLC, both of whom are affiliates of our sponsor, are required for approval of our initial business combination, any such conflict of interest could prevent us from completing our initial business combination; provided, however, that the consent of MIHI and Modern Media, LLC will not be unreasonably withheld by either party, giving consideration to such issues including but not limited to the potential regulatory, reputational or compliance impact to either party.

You should also be aware of the following other potential conflicts of interest:

•

None of our officers or directors is required to commit his or her full time to our affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities.

•

In the course of their other business activities, our officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to us as well as the other entities with which they are affiliated. Our management may have conflicts of interest in determining to which entity a particular business opportunity should be presented.

•

Our initial stockholders have agreed to waive their redemption rights with respect to their founder shares and any public shares they may acquire in connection with the completion of our initial business combination. Our other directors and officers have entered into letter agreements similar to the one entered into by our initial stockholders with respect to any public shares acquired by them. Additionally, our initial stockholders have entered into a letter agreement with us pursuant to which they have waived their rights to liquidating distributions from the trust account with respect to their founder shares if we fail to complete our initial business combination by February 17, 2019, or such further extension. However, if our initial stockholders or any of our officers, directors or affiliates acquire any public shares, they will be entitled to liquidating distributions from the trust account with respect to such public shares if we fail to complete our initial business combination within the prescribed time frame. If we do not complete our initial business combination within such applicable time period, the private placement warrants will expire worthless. With certain limited exceptions, the founder shares will not be transferable, assignable or salable by our initial stockholders until the earlier of: (i) one year after the completion of our initial business combination; and (ii) the date on which we complete a liquidation, merger, stock exchange or other similar transaction after our initial business combination that results in all of our public stockholders having the right to exchange their shares of common stock for cash, securities or other property. Notwithstanding the foregoing, if the last reported closing price of our common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, the founder shares will be released from the lock-up. With certain limited exceptions, the private placement warrants, and the common stock underlying such warrants, will not be transferable, assignable or salable until 30 days after the completion of our initial business combination. Due to the affiliation of our officers and certain of our directors with our sponsor and since our sponsor may directly or indirectly own common stock and warrants, our officers and directors may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination.

•

Our key personnel may negotiate employment or consulting agreements with a target business in connection with a particular business combination. These agreements may provide for them to receive compensation following our initial business combination and as a result, may cause them to have conflicts of interest in determining whether to proceed with a particular business combination.

•

Our key personnel may have a conflict of interest with respect to evaluating a potential business combination if the retention or resignation of any such key personnel was included by a target business as a condition to any agreement with respect to our initial business combination.

The conflicts described above may not be resolved in our favor.

In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:

•	the corporation could financially undertake the opportunity;

•	the opportunity is within the corporation’s line of business; and

•	it would not be fair to the corporation and its stockholders for the opportunity not to be brought to the attention of the corporation.

Accordingly, as a result of multiple business affiliations, our officers and directors have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities. Furthermore, our second amended and restated certificate of incorporation provides that the doctrine of corporate opportunity will not apply with respect to any of our officers or directors in circumstances where the application of the doctrine would conflict with any fiduciary duties or contractual obligations they may have. Below is a table summarizing the entities to which our executive officers and directors currently have fiduciary duties or contractual obligations that may present a conflict of interest:

Name of Individual	Entity Name	Entity’s Business	Affiliation
Lewis W. Dickey	DM Luxury, LLC	Publisher of luxury lifestyle magazines	Co-founder and Chairman of the Board

William Drewry	Pursuit Advisory LP	Provider of transaction and strategic advisory services	Founding Partner

Adam Kagan	Hearts & Science, LLC	Marketing agency	Associate General Counsel

Blair Faulstich	Benefit Street Partners L.L.C.	Credit manager	Managing Director

George Brokaw	Trafelet Brokaw & Co.	Investment management and financial advisory services	Managing Partner

	DISH Network Corporation	Provider of satellite TV	Director

	Alico, Inc.	Agriculture and land management	Director

John White	Moorgate Capital Partners LLC	Independent merchant bank, advisory firm and broker dealer	Partner

	Telescope, Inc.	Interactive media and technology	Director

	ITC Service Group, Inc.	Voice, data and video service provider	Director

Accordingly, if any of the above officers or directors become aware of a business combination opportunity which is suitable for any of the above entities to which he or she has then-current fiduciary or contractual obligations, he or she will be required to honor these obligations to present such business combination opportunity to such entity, and only present it to us if such entity rejects the opportunity. We do not believe, however, that any of the foregoing fiduciary duties or contractual obligations will materially affect our ability to complete our initial business combination. Our second amended and restated certificate of incorporation provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue.

We will not be prohibited from pursuing our initial business combination with a company that is affiliated with our sponsor, officers or directors. In the event we seek to complete our initial business combination with such a company, we, or a committee of independent and disinterested directors, would obtain an opinion from an independent investment banking firm which is a member of FINRA or from an independent accounting firm, that our initial business combination is fair to our company from a financial point of view.

In addition, our sponsor or any of its affiliates may make additional investments in the company in connection with the initial business combination, although our sponsor and its affiliates have no obligation or current intention to do so. If our sponsor or any of its affiliates elects to make additional investments, such proposed investments could influence our sponsor’s motivation to complete our initial business combination.

In the event that we submit our initial business combination to our public stockholders for a vote, our initial stockholders have agreed to vote all of their founder shares and any public shares purchased during or after the IPO in favor of our initial business combination, and our officers and other directors have also agreed to vote any public shares purchased by them in or after the IPO in favor of our initial business combination.

Limitation on Liability and Indemnification of Officers and Directors

Our second amended and restated certificate of incorporation provides that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law and any other applicable law, as it now exists or may in the future be amended (but, in the case of any such amendment, only to the extent that such amendment permits us to provide broader indemnification rights than such law permitted prior to such amendment). In addition, our second amended and restated certificate of incorporation provides that to the full extent permitted by Delaware law and any other applicable law currently or hereinafter in effect, our directors will not be personally liable to us or our stockholders for breaches of their fiduciary duty as directors.

We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification to be provided for in our second amended and restated certificate of incorporation. Our second amended and restated certificate of incorporation also permits us to maintain insurance on behalf of any officer, director, employee or agent for any expense, liability or loss arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. We have obtained a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of December 31, 2018, with respect to the beneficial ownership of our common stock held by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the rights included in our units or the private placement warrants as these rights and warrants are not convertible or exercisable, respectively, within 60 days of December 31, 2018.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Modern Media Sponsor, LLC(1)	5,075,000	19.6%
MIHI LLC(2)	5,075,000	19.6%
Modern Media, LLC(3)	5,075,000	19.6%
Lewis W. Dickey, Jr. (3)	5,075,000	19.6%
William Drewry	15,000	*
Adam Kagan	10,000	*
Blair Faulstich	25,000	*
George Brokaw	25,000	*
John White	25,000	*
All directors and executive officers as a group (6 individuals)	5,175,000	20.00%
Karpus Management, Inc. (4)	2,148,425	8.30%
Weiss Asset Management LP(5)	2,267,801	8.76%
BIP GP LP(5)	1,429,519	5.52%
WAM GP LLC(5)	2,267,801	8.76%
Andrew M. Weiss(5)	2,267,801	8.76%
Polar Asset Management Partners Inc. (6)	1,902,410	7.35%
Pictet Asset Management Ltd(7)	1,600,000	6.18%

*	Less than one percent.
(1)

Modern Media Sponsor, LLC is 50% owned by MIHI and 50% owned by Modern Media, LLC. MIHI and Modern Media, LLC have shared voting and dispositive power with respect to the shares held by Modern Media Sponsor, LLC and, as such, may be deemed to beneficially own the shares held by Modern Media Sponsor, LLC. Each of MIHI and Modern Media, LLC disclaim such beneficial ownership except to the extent of their respective pecuniary interests therein. See Note 2 below for information on the ownership of MIHI. See Note 3 below for information on the ownership of Modern Media, LLC. The business address of Modern Media Sponsor, LLC is 3414 Peachtree Road, Suite 480, Atlanta, Georgia 30326.

(2)

MIHI owns 50% of our sponsor and, as such, may be deemed to beneficially own shares held by our sponsor. MIHI is a member managed LLC. Macquarie, a publicly listed company in Australia, is the ultimate indirect parent of MIHI and may be deemed to beneficially own the securities beneficially owned by MIHI. Therefore, Macquarie may be deemed to share beneficial ownership of all shares beneficially owned by MIHI. Macquarie expressly disclaims any such beneficial ownership, except to the extent of its pecuniary interest therein. The address of MIHI is c/o Macquarie Capital (USA) Inc., 125 West 55th Street, L-22, New York, NY 10019-5369.

(3)

Mr. Dickey owns 100% of Modern Media, LLC, which owns 50% of our sponsor and, as such, he may be deemed to beneficially own shares held by Modern Media, LLC or our sponsor. Mr. Dickey disclaims such beneficial ownership except to the extent of his pecuniary interest therein.

(4)

According to a Schedule 13G/A filed with the SEC on August 24, 2018, the shares of common stock are held by Karpus Management, Inc. (“Karpus”). The address of Karpus’s principal place of business and principal office is 183 Sully’s Trail, Pittsford, New York 14534.

(5)

According to a Schedule 13G filed with the SEC on December 28, 2018, jointly filed by the reporting persons. Shares reported for BIP GP include shares beneficially owned by a private investment partnership (the “Partnership”) of which BIP GP is the sole general partner. Weiss Asset Management is the sole investment manager to the Partnership. WAM GP is the sole general partner of Weiss Asset Management. Andrew Weiss is the managing member of WAM GP and BIP GP. Shares reported for WAM GP, Andrew Weiss and Weiss Asset Management include shares beneficially owned by the Partnership (and reported above for BIP GP). The address for the reporting persons is 222 Berkeley St., 16th Floor, Boston, Massachusetts 02116.

(6)

According to a Schedule 13G filed with the SEC on February 9, 2018, the shares of common stock are held by Polar Asset Management Partners Inc. (“Polar Asset”). Polar Asset serves as the investment manager to Polar Multi Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) and certain managed accounts (together with PMSMF, the “Polar Vehicles”), with respect to the shares of common stock directly held by the Polar Vehicles. Polar Asset’s address is Moor House – Level 11, 120 London Wall, EC2Y 5ET London, United Kingdom.

(7)

According to a Schedule 13G filed with the SEC on February 14, 2018, the shares of common stock are held by Pictet Asset Management Ltd (“Pictet”). Pictet’s address is Moor House – Level 11, 120 London Wall, EC2Y 5ET London, United Kingdom.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In January 2017, our sponsor acquired MIHI’s 100% ownership interest in us for no consideration. Effective February 15, 2017 we completed the Stock Split and, as a result, our sponsor held 7,187,500 shares of our common stock. Our sponsor subsequently sold certain of such shares to certain of our officers and/or directors. Our sponsor thereafter surrendered 2,875,000 of its shares to us for no consideration. On May 11, 2017, we declared and paid to our stockholders a stock dividend of approximately 0.20475 shares for each share then held. As a result thereof, the total number of founder shares outstanding increased from 4,312,500 to 5,175,000 and the number of founder shares held by our sponsor increased from 4,212,500 to 5,075,000. All stockholders other than our sponsor surrendered to us for no consideration the shares received by them pursuant to the stock dividend.

The founder shares are identical to the public shares, except that the founder shares are subject to certain transfer restrictions and our initial stockholders have entered into a letter agreement with us pursuant to which they have agreed to (i) waive their redemption rights with respect to their founder shares and any public shares they may acquire in connection with the completion of our initial business combination, (ii) waive their redemption rights with respect to their founder shares and any public shares they may acquire in connection with a stockholder vote to approve an amendment to our second amended and restated certificate of incorporation that would affect the substance or timing of our obligation to redeem 100% of our public shares if we fail to complete our initial business combination by February 17, 2019, or such further extension and (iii) waive their rights to liquidating distributions from the trust account with respect to their founder shares if we fail to complete our initial business combination by February 17, 2019, subject to extension (although they will be entitled to liquidating distributions from the trust account with respect to any public shares they hold if we fail to complete our initial business combination within the prescribed time frame). If we submit our initial business combination to our public stockholders for a vote, our initial stockholders have agreed to vote all of their founder shares and any public shares they hold in favor of our initial business combination. Our other directors and officers have entered into letter agreements similar to the one entered into by our initial stockholders with respect to any public shares acquired by them.

Effective on May 17, 2017 (the “IPO Closing Date”), our sponsor purchased from us an aggregate of 7,320,000 private placement warrants at a price of $1.00 per warrant, in a private placement that closed simultaneously with the closing of the IPO. Each private placement warrant is exercisable to purchase one share of our common stock at $11.50 per share, subject to certain adjustments. The private placement warrants are identical to the warrants sold as part of the units in the IPO except that, so long as they are held by the initial purchasers or their permitted transferees: (i) they are not redeemable by us; (ii) they (including the shares of common stock issuable upon exercise of these warrants) are not, subject to certain limited exceptions, transferable, assignable or salable until 30 days after the completion of our initial business combination; (iii) they may be exercised by the holders on a cashless basis; and (iv) they (including the shares of common stock issuable upon exercise of these warrants) have certain registration rights. If we do not complete our initial business combination by February 17, 2019 or such further extension, the private placement warrants will expire worthless.

We have granted to our initial stockholders and holders of our private placement warrants and working capital loan warrants, if any and any shares of common stock issuable upon the exercise of the private placement warrants or working capital loan warrants, certain registration rights relating thereto.

The registration rights require us to register a sale of any of such securities held by them pursuant to a registration rights agreement. These holders are entitled to make up to three demands, in the case of the founder shares and the private placement warrants (and any shares of common stock issuable upon the exercise of the private placement warrants) excluding short form registration demands, and one demand, in the case of the working capital loan warrants (and any shares of common stock issuable upon the exercise of the working capital loan warrants), that we register such securities for sale under the Securities Act. In addition, these holders have “piggy-back” registration rights to include such securities in other registration statements filed by us and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that we will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period, which will occur: (i) in the case of the founder shares, upon the earlier of (a) one year after the completion of our initial business combination or (b) if, subsequent to our initial business combination, (x) the last reported closing price of the common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalization, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date on which we complete a liquidation, merger, stock exchange or other similar transaction that results in all of our public stockholders having the right to exchange their shares of common stock for cash, securities or other property and (ii) in the case of the private placement warrants and the working capital loan warrants and the respective common stock underlying such warrants, 30 days after the completion of our initial business combination, except as otherwise described herein. In the case of the working capital loan warrants, the demand registration right provided is not exercisable for longer than five years from May 11, 2017 in compliance with FINRA Rule 5110(f)(2)(G)(iv) and the piggyback registration right provided is not exercisable for longer than seven years from May 11, 2017 in compliance with FINRA Rule 5110(f)(2)(G)(v).

Macquarie Capital (USA) Inc., an affiliate of our sponsor, acted as the representative of the several underwriters in the IPO and, as such, received customary fees. In connection therewith, we also agreed to indemnify Macquarie Capital (USA) Inc. against certain liabilities, including liabilities under the Securities Act. We have also granted Macquarie Capital (USA) Inc. a right of first refusal for a period of 36 months from the IPO Closing Date to provide to us certain financial advisory, underwriting, capital raising, and other services for which it may receive fees. Except as described above, Macquarie Capital (USA) Inc. has not yet been retained for a specific financial advisory, underwriting, capital raising or other transaction and so we are not able to quantify the fees for any such engagement. No funds will be paid out of the trust to fund any such fee payments and it is not expected that any fees would be paid prior to the completion of a business combination. The actual amount of fees received will vary significantly based on the size of any transaction and the extent to which other investment banks are involved.

As more fully described elsewhere herein, if any of our officers or directors becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she may be required to present such business combination opportunity to such entity prior to presenting such business combination opportunity to us. Our officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.

Our sponsor, officers and directors or any of their respective affiliates will be reimbursed for any out-of-pocket expenses related to identifying, investigating, negotiating and completing our initial business combination. Our audit committee will review on a quarterly basis all payments that are made to our sponsor, officers, directors or our or any of their affiliates, and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf, although no such reimbursements will be made from the proceeds of the IPO held in the trust account prior to the completion of our initial business combination.

Prior to the completion of the IPO, our sponsor provided us non-interest bearing loans in an aggregate amount of $350,000, which was used to pay a portion of the expenses of the IPO. These loans were repaid at the closing of the IPO.

In addition, in order to finance transaction costs in connection with an intended initial business combination, (i) our sponsor has committed to loan us up to an aggregate of $500,000, to be provided to us in the event that funds held outside of the trust account are insufficient to fund our expenses relating to investigating and selecting a target business and other working capital requirements and prior to our initial business combination and (ii) our sponsor, one or more affiliates of our sponsor or certain of our officers and directors may, but are not obligated to, loan us any additional funds as may be required. If we complete our initial business combination, we would repay such loaned amounts. In the event that our initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,000,000 of such loans may be convertible into working capital loan warrants of the post-business combination entity at a price of $1.00 per warrant at the option of the lender. The working capital loan warrants would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period except that, (i) such warrants shall not be exercisable more than five years from May 11, 2017 and (ii) pursuant to FINRA Rule 5110(g)(1), such warrants, and the shares of common stock issuable upon exercise of such warrants, shall be subject to certain additional transfer restrictions. Other than as set forth above, the terms of such loans by our sponsor, an affiliate of our sponsor or certain of our officers or directors, if any, have not been determined and no written agreements exist with respect to such loans.

Related Party Policy

Prior to the consummation of our IPO, we adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board) and as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations include, but are not limited to, situations where the private interests of the Company’s directors, officers and employees may interfere with the Company’s interests, as may arise in relation to any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company.

In addition, our audit committee, pursuant to a written charter that we adopted prior to the consummation of our IPO, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire audit committee constitutes a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee is required to approve a related party transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are also intended to determine whether any such related party transaction impairs the independence of a director or otherwise presents a conflict of interest on the part of a director, officer or employee.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Withum Smith & Brown, PC is the independent registered public accounting firm that audited the Company’s financial statements for the fiscal years ended March 31, 2018, 2017 and 2016. Fees for professional services in the fiscal years ended March 31, 2018 and 2017 consisted of the following:

	Year ended March 31, 2018	Year ended March 31, 2017
Audit Fees(1)	$104,000	$19,000
Audit-Related Fees(2)	$—	$—
Tax Fees(3)	$3,000	$—
All Other Fees(4)	$—	$—

Total	$107,000	$19,000

(1)

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements, reviews of our quarterly financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings. The aggregate fees billed by Withum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended March 31, 2018 and 2017, including services in connection with our initial public offering totaled $104,000 and $19,000, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

(2)

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)	Tax Fees. Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.
(4)	All Other Fees. All other fees consist of fees billed for all other services.

A representative of Withum Smith & Brown, PC is expected to be present at the special meeting and will have an opportunity to make a statement and respond to appropriate questions from stockholders.

Policy on Board Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Auditors

The Audit Committee is responsible for pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm or any other independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures.

PROPOSAL NO. 1 AND PROPOSAL NO. 2 — THE EXTENSION AMENDMENT AND TRUST AMENDMENT

The Extension Amendment

The Company is proposing to amend its charter to extend the date by which the Company must consummate a business combination to the Extended Date.

The Extension Amendment and the Trust Amendment are essential to the overall implementation of the Board’s plan to allow the Company more time to complete a business combination. Approval of the Extension Amendment and the Trust Amendment is a condition to the implementation of the Extension.

If the Extension Amendment proposal is not approved and we have not consummated a business combination by February 17, 2019, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and less up to $50,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Given the Company’s expenditure of time, effort and money on pursuing the proposed business combination, our Board believes that circumstances warrant providing public stockholders an opportunity to consider the proposed business combination.

A copy of the proposed amendment to the charter of the Company is attached to this proxy statement as Annex A.

The Trust Amendment

The purpose of the Trust Amendment is to amend the Company’s Trust Agreement to extend the date on which Continental must liquidate the trust account if the Company has not completed a business combination from February 17, 2019 to June 17, 2019. A copy of the proposed amendment to the Trust Agreement is attached to this proxy statement as Annex B.

Reasons for the Proposals

The Company’s IPO prospectus and charter provided that the Company had until February 17, 2019 to complete a business combination. However, there is not sufficient time before February 17, 2019 to complete the proposed business combination. The Company’s IPO prospectus and charter stated that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if we do not complete our business combination before February 17, 2019, we will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Because the Company will not be able to complete the proposed business combination by February 17, 2019, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond February 17, 2019 to the Extended Date. If the Extension Amendment and Trust Amendment are approved, the Company will seek stockholder approval of the proposed business combination.

The Company is not asking you to vote on the proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the proposed business combination and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest, divided by the number of then outstanding public shares, in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

The Company’s charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete its business combination before February 17, 2019, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe that, given the Company’s expenditure of time, effort and money on pursuing the proposed business combination, circumstances warrant providing stockholders an opportunity to consider such transaction.

If the Extension Amendment and Trust Amendment Proposals Are Not Approved

If the Extension Amendment and Trust Amendment are not approved and we have not consummated a business combination by February 17, 2019, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not released to the Company to pay franchise and income taxes (less up to $50,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their founder shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s rights or warrants, which will expire worthless if the Company winds up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

If the Extension Amendment is not approved, the holders of the public shares will not vote on the Trust Amendment, and the trust account will be liquidated as described above. If the Trust Amendment is not approved, the Company will not affect the Extension.

If the Extension Amendment and Trust Amendment Proposals Are Approved

If the Extension Amendment and the Trust Amendment are approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it must complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, common stock, rights and warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

You are not being asked to vote on the proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on the proposed business combination when it is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment and Trust Amendment proposals are approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment and Trust Amendment proposals are approved, and the amount remaining in the trust account may be only a fraction of the approximately $211,520,000 that was in the trust account as of September 30, 2018. However, we will not proceed with the Extension if the number of redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment and Trust Amendment proposals.

Redemption Rights

If the Extension Amendment and Trust Amendment proposals are approved, and the Extension is implemented, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, we may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed upon the consummation of the initial business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment and the Trust Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST CHECK THE BOX ON THE PROXY CARD PROVIDED FOR THAT PURPOSE AND RETURN THE PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS PROVIDED, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.

In connection with tendering your shares for redemption, you must elect to either (x) physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, Attn: [•], at least two business days prior to the special meeting or (y) to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Extension Amendment and the Trust Amendment are approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting. The Company will provide public stockholders with another opportunity to redeem their shares for cash in connection with the vote on the proposed transaction.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Shares that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment and the Trust Amendment will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment and the Trust Amendment are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment and the Trust Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment and the Trust Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, and if the Extension Amendment and Trust Amendment are approved, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. As of the date of the special meeting, this amount is expected to be approximately $10.10 per share. The closing price of the Company’s common stock on January [•], 2019 was $[•].

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your shares to the Company’s transfer agent at least two business days prior to the date of the special meeting. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment and the Trust Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Material U.S. Federal Income Tax Consequences

The following discussion is a general summary of certain material U.S. federal income tax consequences to the Company’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment and the Trust Amendment. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change, possibly with retroactive effect, and to varying interpretations, which could result in U.S. federal income tax consequences different from those described below. This discussion does not address the tax consequences to stockholders under any state, local, or non-U.S. tax laws or any other U.S. federal tax, including the alternative minimum tax provisions of the Code and the net investment income tax.

This discussion applies only to stockholders of the Company who hold their shares as a “capital asset,” as defined in the Code. This discussion does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to certain types of stockholders subject to special treatment under the Code, including, without limitation, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, cooperatives, banks and certain other financial institutions, insurance companies, tax exempt organizations, retirement plans, stockholders that are, or hold shares through, partnerships or other pass through entities for U.S. federal income tax purposes or investors therein, U.S. Holders (as defined below) whose functional currency is not the U.S. dollar, dealers in securities or foreign currency, traders that mark to market their securities, certain former citizens and long-term residents of the United States, and stockholders holding Company shares as a part of a straddle, hedging, constructive sale or conversion transaction.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes is a stockholder, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Partners should consult their own tax advisors regarding the specific tax consequences to them of their partnership making the Election.

No legal opinion of any kind has been or will be sought or obtained regarding the U.S. federal income tax or any other tax consequences of making or not making the Election. In addition, the following discussion is not binding on the U.S. Internal Revenue Service (“IRS”) or any other taxing authority, and no ruling has been or will be sought or obtained from the IRS or other taxing authority with respect to any of the U.S. federal income tax consequences or any other tax consequences that may arise in connection with the Election. There can be no assurance that the IRS or other taxing authority will not challenge any of the general statements made in this summary or that a U.S. court or other judicial body would not sustain such a challenge.

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Federal Income Tax Treatment of Non-Electing Stockholders

A stockholder who does not make the Election (including any stockholder who votes in favor of the Extension Amendment and the Trust Amendment) will continue to own his shares and warrants, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension Amendment and the Trust Amendment.

U.S. Federal Income Tax Treatment of Electing Stockholders

U.S. Holders

A stockholder is a U.S. Holder for U.S. federal income tax purposes if such stockholder is (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that was created or organized in the U.S. or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if  (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (b) such trust has in effect a valid election to be treated as a United States person.

A U.S. Holder who makes the Election will receive cash in exchange for the tendered shares, and will be considered for U.S. federal income tax purposes either to have made a sale of the tendered shares (a “Sale”), or will considered to have received a distribution with respect to his shares (a “Distribution”) that may be treated as (i) dividend income, (ii) or a nontaxable recovery of basis in his investment in the tendered shares, or (iii) gain (but not loss) as if the shares with respect to which the Distribution was made had been sold.

If a redemption of shares is treated as a Sale, the U.S. Holder will recognize gain or loss equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the redeemed shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the redeemed shares exceeds one year as of the date of the redemption. A U.S. Holder’s adjusted tax basis in the redeemed shares generally will equal the U.S. Holder’s acquisition cost for those shares. If the holder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a U.S. Holder.

A redemption will be treated as a Sale with respect to a U.S. Holder if the redemption of the U.S. Holder’s shares (i) results in a “complete termination” of the U.S. Holder’s interest in the Company, (ii) is “substantially disproportionate” with respect to the U.S. Holder or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. In determining whether any of these tests has been met, each U.S. Holder must consider not only shares actually owned but also shares deemed to be owned by reason of applicable constructive ownership rules. A U.S. Holder may be considered to constructively own shares that are actually owned by certain related individuals or entities. In addition, a right to acquire shares pursuant to an option causes the covered shares to be constructively owned by the holder of the option. Accordingly, any U.S. Holder who has tendered all of his actually owned shares for redemption but continues to hold warrants after the redemption will generally not be considered to have experienced a complete termination of his interest in the Company.

In general, a distribution to a U.S. Holder in redemption of shares will qualify as “substantially disproportionate” only if the percentage of the Company’s shares that are owned by the U.S. Holder (actually and constructively) after the redemption is less than 80% of the percentage of outstanding Company shares owned by such U.S. Holder before the redemption. Whether the redemption will result in a more than 20% reduction in a U.S. Holder’s percentage interest in the Company will depend on the particular facts and circumstances, including the number of other tendering U.S. Holders that are redeemed pursuant to the Election.

Even if the redemption of a U.S. Holder’s shares in connection with the Extension Amendment and the Trust Amendment is not treated as a Sale under either the “complete redemption” test or the “substantially disproportionate” test described above, the redemption may nevertheless be treated as a Sale of the shares (rather than as a Distribution) if the effect of the redemption is “not essentially equivalent to a dividend” with respect to that U.S. Holder. A redemption will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Holder’s equity interest in the Company. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority U.S. Holder in a publicly held corporation who exercises no control over and does not participate in the management of our corporate affairs may constitute such a meaningful reduction. However, the applicability of this ruling is uncertain and U.S. Holders who do not qualify for Sale treatment under either of the other two tests should consult their own tax advisors regarding the potential application of the “not essentially equivalent to a dividend” test to their particular situations.

If none of the tests for Sale treatment are met with respect to a U.S. Holder, amounts received in exchange for the U.S. Holder’s redeemed shares will be taxable to the U.S. Holder as a “dividend” to the extent of such U.S. Holder’s ratable share of the Company’s current and accumulated earnings and profits. Although it is believed that the Company presently has no accumulated earnings and profits, it will not be possible to definitely determine whether the Company will have, as of the end of its taxable year, any current earnings. If there are no current or accumulated earnings or the amount of the Distribution to the U.S. Holder exceeds his share of earnings and profits, the excess of redemption proceeds over any portion that is taxable as a dividend will be treated as a non-taxable return of capital to the U.S. Holder (to the extent of the U.S. Holder’s adjusted tax basis in the redeemed shares). Any amounts received in the Distribution in excess of the U.S. Holder’s adjusted tax basis in the redeemed shares will constitute taxable gain of the same character as if the shares had been transferred in a Sale, and thus will result in recognition of capital gain to the extent of such excess. If the amounts received by a tendering U.S. Holder are required to be treated as a “dividend,” the tax basis in the shares that were redeemed (after an adjustment for non-taxable return of capital discussed above) will be transferred to any remaining shares held by such U.S. Holder. If the redemption is treated as a dividend but the U.S. Holder has not retained any actually owned shares, the U.S. Holder should consult his own tax advisor regarding possible allocation of the basis in the redeemed shares to other interests in the Company.

Non-U.S. Holders

A stockholder is a Non-U.S. Holder for U.S. federal income tax purposes if such stockholder is neither a U.S. Holder nor a partnership.

If a redemption of a Non-U.S. Holder’s shares is treated as Distribution, as discussed above under the section entitled “U.S. Holders,” to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such Distribution will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of Company stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Company common stock, which will be treated as described below.

The withholding tax does not apply to dividends paid to a Non-U.S. Holder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower applicable treaty rate).

If a redemption of a Non-U.S. Holder’s shares is treated as Sale, as discussed above under the section entitled “U.S. Holders,” a Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized such Sale, unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. holder);

•

such Non-U.S. Holder is an individual who is present in the United States for 183 days or more during the taxable year in which the disposition takes place and has a “tax home” in the United States; or

•

we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our shares.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate). If the second bullet point applies to a Non-U.S. Holder, such Non-U.S. Holder will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a tax rate of 30%.

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder on the Sale will be subject to tax at generally applicable U.S. federal income tax rates. In addition, may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such disposition. We believe that we are not and have not been at any time since our formation a United States real property holding corporation and we do not expect to be a United States real property holding corporation immediately after the business combination is completed.

Notwithstanding the foregoing, even if a redemption of a Non-U.S. Holder’s shares may be treated as other than a dividend for U.S. federal income tax purposes, to the extent withholding would be required if such redemption were treated as a dividend, the Company or another applicable withholding agent may withhold as if the redemption were treated as a dividend. In such event, a Non-U.S. Holder may seek a refund from the IRS with respect to withholdings on amounts in excess of the portion (if any) treated as a dividend for U.S. federal income tax purposes. Non-U.S. Holders should consult their tax advisors on how to obtain a refund of any excess withholding.

Information Reporting and Backup Withholding

Gross proceeds from the redemption of shares in connection with the approval of the Extension Amendment and the Trust Amendment may be subject to information reporting. Additionally, U.S. federal income tax laws require that, in order to avoid potential backup withholding in respect of certain “reportable payments”, each tendering U.S. Holder (or other payee) must either (i) provide to the Company such U.S. Holder’s correct taxpayer identification number (“TIN”) (or certify under penalty of perjury that such U.S. Holder is awaiting a TIN) and certify that (A) such U.S. Holder has not been notified by the IRS that such U.S. Holder is subject to backup withholding as a result of a failure to report all interest and dividends or (B) the IRS has notified such U.S. Holder that such U.S. Holder is no longer subject to backup withholding, or (ii) provide an adequate basis for exemption. Each tendering U.S. Holder is required to make such certifications by providing the Company a signed copy of IRS Form W-9. Exempt tendering U.S. Holders are not subject to backup withholding and reporting requirements, but will be required to certify their exemption from backup withholding on an applicable form. If the Company is not provided with the correct TIN or an adequate basis for exemption, the relevant tendering U.S. Holder may be subject to a $50 penalty imposed by the IRS, and any “reportable payments” made to such U.S. Holder pursuant to the redemption will be subject to backup withholding in an amount equal to 24% of such “reportable payments.”

A Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Amounts withheld, if any, are generally not an additional tax and may be refunded or credited against the stockholder’s U.S. federal income tax liability, provided that the stockholder timely furnishes the required information to the IRS.

FATCA

Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), foreign financial institutions (which term includes most foreign hedge funds, private equity funds, mutual funds, securitization vehicles and other investment vehicles) and certain other foreign entities must comply with certain information reporting rules with respect to their U.S. account holders and investors. A foreign financial institution or such other foreign entity that does not comply with the FATCA reporting requirements generally will be subject to a 30% withholding tax with respect to any “withholdable payments.” For this purpose, withholdable payments generally include U.S.-source payments otherwise subject to nonresident withholding tax (e.g., U.S.-source dividends, including the proceeds of a redemption treated as a Distribution) and also include the entire gross proceeds from the sale of any stock of U.S. issuers (including a redemption treated as a Sale), even if the payment would otherwise not be subject to U.S. nonresident withholding tax (e.g., because it is capital gain). The IRS recently issued proposed Treasury Regulations that would eliminate the application of this regime with respect to payments of gross proceeds (but not interest). Pursuant to these proposed Treasury Regulations, the Company and any applicable withholding agent may (but are not required to) rely on this proposed change to FATCA withholding until final regulations are issued.

We will not pay any additional amounts to redeeming stockholders in respect of any amounts withheld, including pursuant to FATCA. Under certain circumstances, a stockholder might be eligible for refunds or credits of such taxes. Stockholders are urged to consult with their own tax advisors regarding the effect, if any, of the FATCA provisions to them based on their particular circumstances.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment and the Trust Amendment.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding common stock is required to approve the Extension Amendment and the Trust Amendment. If the Extension Amendment is not approved, the Extension Amendment will not be implemented and the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and less up to $50,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment and the Trust Amendment. On the record date, the initial stockholders beneficially owned and were entitled to vote 5,175,000 founder shares, representing approximately 20.0% of the Company’s issued and outstanding common stock.

In addition, the initial stockholders, or the Company’s or the target company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment and the Trust Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood of that the proposals to be voted upon at the special meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and Trust Amendment and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment and the Trust Amendment. None of the Company’s sponsor, directors, officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

If the Extension Amendment and the Trust Amendment are not approved and we do not consummate a business combination by February 17, 2019 as contemplated by our IPO prospectus and in accordance with our charter, the 5,175,000 founder shares held by the initial stockholders, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 7,320,000 sponsor warrants that were acquired simultaneously with the IPO for an aggregate purchase price of $7,320,000 (as they will expire). Such common stock and warrants had an aggregate market value of approximately $[•] based on the last sale price of $[•] and $[•], respectively, on Nasdaq on January [•], 2019. Lewis W. Dickey, Jr., our President, Chief Executive Officer and Chairman, wholly owns Modern Media, LLC, which is a 50% owner of the sponsor;

•

Our sponsor has agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (i) $10.10 per public share; or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act;

•

All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•

Other than an annual retainer paid to our Chief Financial Officer and our General Counsel, none of the Company’s executive officers or directors has received any cash compensation for services rendered to the Company. All of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter; and

•

The sponsor, the Company’s officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate the business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment and Trust Amendment proposals are in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment and Trust Amendment proposals.

Our Board recommends that you vote “FOR” the Extension Amendment and Trust Amendment proposals. Our Board expresses no opinion as to whether you should redeem your public shares.

PROPOSAL NO. 3 — ELECTION OF DIRECTORS

Our Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. Our Board now consists of four directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers.”

Mr. White is nominated for election at this special meeting of stockholders as a Class I director, to hold office until the 2021 annual meeting of stockholders, or until his successor is elected and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as director of the nominee unless the nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by our Board. We have no reason to believe the nominee will be unavailable or, if elected, will decline to serve.

Nominee Biographies

For a biography of the Class I director nominee, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers.”

Required Vote

The election of directors requires the affirmative vote of a plurality of the votes cast by shares of common stock represented in person or by proxy and entitled to vote on the election of directors. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the special meeting.

Recommendation

Our Board recommends that you vote “FOR” the abovementioned nominee as a Class I director.

STOCKHOLDER PROPOSALS

You may submit proposals, including recommendations of director candidates, for consideration at future annual meetings of stockholders. Our bylaws provide for advance notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. For the fiscal year 2019 annual meeting of stockholders (the “2019 annual meeting”), such nominations or proposals, other than those made by or at the direction of the Board of Directors, must be submitted in writing and received by our Secretary at our principal executive offices located at 3414 Peachtree Road, Suite 480, Atlanta, Georgia 30326, not later than the close of business on the later of (x) the 90th calendar day prior to the 2019 annual meeting and (y) the 10th calendar day following the day on which public disclosure of the date of the 2019 annual meeting is first made. Such nominations or proposals also must comply with all applicable requirements of the rules and regulations of the SEC. The presiding officer of the stockholder meeting may refuse to acknowledge the introduction of your proposal if it is not made in compliance with the foregoing procedures or the applicable provisions of our bylaws. If a stockholder who has notified the Company of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, such proposal will be disregarded.

In addition, for a stockholder proposal to be considered for inclusion in our proxy statement for the 2019 annual meeting, the proposal must be submitted in writing and received by our Secretary at our principal executive offices at the address above a reasonable time before we begin to print and send our proxy materials for the 2019 annual meeting.

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Secretary at our principal executive offices at the address above. All notices of proposals by stockholders, whether or not to be considered for inclusion in our proxy materials, should be sent to our Secretary at our principal executive offices.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 3414 Peachtree Road, Suite 480, Atlanta, Georgia 30326, (404) 443-1182, Attn: Secretary.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment or the Trust Amendment by contacting us at the following address, telephone number or facsimile number:

Modern Media Acquisition Corp.

3414 Peachtree Road, Suite 480

Atlanta, Georgia 30326

Tel: (404) 443-1182

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

[•]

[•]

[•]

Telephone: [•]

(banks and brokers can call collect at [•])

Email: [•]

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than [•], 2019.

ANNEX A

PROPOSED AMENDMENT

TO THE

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

MODERN MEDIA ACQUISITION CORP.

Pursuant to Section 245 of the

Delaware General Corporation Law

The undersigned, being a duly authorized officer of MODERN MEDIA ACQUISITION CORP. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is Modern Media Acquisition Corp.

2.

The Corporation’s original certificate of incorporation was filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on January 3, 2017. An amended and restated certificate of incorporation was filed with the Secretary of State on February 17, 2017 (the “First Amended and Restated Certificate”).

3.

The second amended and restated certificate of incorporation, which restated and further amended the provisions of the First Amended and Restated Certificate, was filed with the Secretary of State on May 17, 2017 (the “Second Amended and Restated Certificate”).

4.	This Amendment to the Second Amended and Restated Certificate (this “Amendment”) amends the Second Amended and Restated Certificate.

5.

This Amendment was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Sections 242 and 245 the General Corporation Law of the State of Delaware (the “DGCL”).

6.	The text of Article X, Section 1(b) is hereby amended and restated to read in full as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on March 8, 2017, and has been amended or supplemented from time to time, including after the effectiveness thereof (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Corporation’s Public Stockholders (as defined below) and maintained by Continental Stock Transfer & Trust Company, pursuant to a trust agreement described in the Registration Statement (the “Trust Agreement”). Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of  (i) the completion of the initial Business Combination, (ii) the redemption of any of the Offering Shares (as defined below) as described in Article X, Section 7 and (iii) the redemption of 100% of the Offering Shares if the Corporation is unable to complete its initial Business Combination by June 17, 2019. Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates of Modern Media Sponsor, LLC (the “Sponsor”), or officers or directors of the Corporation) are referred to herein as “Public Stockholders”; provided, however, that the Sponsor and certain of the Corporation’s directors holding issued and outstanding shares of the

A-1

Corporation’s Common Stock immediately prior to the Offering the (“Founders Shares”) that are also Public Stockholders will only be treated as a Public Stockholder for purposes of the Offering Shares held by such holder, and not with respect to such holder’s Founder Shares.”

7.	The text of Article X, Section 2(d) is hereby amended and restated to read in full as follows:

“(d) In the event that the Corporation has not completed a Business Combination by June 17, 2019, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (a) the aggregate amount then on deposit in the Trust Account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and less up to $50,000 to pay dissolution expenses), by (b) the total number of then outstanding Offering Shares, which redemption will completely extinguish the rights of the Public Stockholders as stockholders of the Corporation with respect to their Offering Shares (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.”

8.	The text of Article X, Section 7 is hereby amended and restated to read in full as follows:

“Section 7. Additional Redemption Rights. If, in accordance with Section 1(a) of this Article X, any amendment is made to Section 2(d) of this Article X that would affect the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not completed its initial Business Combination by June 17, 2019, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment at a per-share price, payable in cash, equal to the quotient obtained by dividing (i) the aggregate amount then on deposit in the Trust Account as of two business days prior to the approval of such amendment, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), by (ii) the total number of then outstanding Offering Shares. The Corporation’s ability to provide such opportunity is subject to the Redemption Limitation.”

IN WITNESS WHEREOF, I have signed this Amendment this                  day of                 , 2019.

Name:
Title:

A-2

ANNEX B

FORM OF AMENDMENT NO. 1 TO

INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 1 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of                     , 2019, by and between Modern Media Acquisition Corp., a Delaware corporation (the “Corporation”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on May 17, 2017, the Corporation consummated an initial public offering (the “Offering”) of units of the Corporation’s equity securities, each such unit comprised of one share of the Corporation’s common stock, par value $0.0001 per share (“Common Stock”), one right to receive one-tenth of one share of Common Stock upon the consummation of the Corporation’s initial business combination, and one-half of one warrant to purchase one share of Common Stock;

WHEREAS, the Corporation entered into an Underwriting Agreement with Macquarie Capital (USA) Inc., as representative of the several underwriters named therein (the “Underwriting Agreement”);

WHEREAS, $209,070,000 of the gross proceeds of the Offering and sale of the Placement Warrants (as defined in the Underwriting Agreement) were delivered to the Trustee to be deposited and held in a segregated trust account located in the United States (the “Trust Account”) for the benefit of the Corporation and the holders of the Corporation’s Common Stock included in the Units issued in the Offering pursuant to the investment management trust agreement made effective as of May 17, 2017, by and between the Corporation and the Trustee (the “Original Agreement”);

WHEREAS, the Corporation has sought the approval of its Public Stockholders at a meeting of its stockholders to: (i) extend the date before which the Corporation must complete a business combination from February 17, 2019 to June 17, 2019 (the “Extension Amendment”) and (ii) extend the date on which the Trustee must liquidate the Trust Account if the Corporation has not completed a business combination from February 17, 2019 to June 17, 2019 (the “Trust Amendment”);

WHEREAS, holders of at least sixty-five percent (65%) of the Corporation’s outstanding shares of common stock approved the Extension Amendment and the Trust Amendment; and

WHEREAS, the parties desire to amend and restate the Original Agreement to, among other things, reflect amendments to the Original Agreement contemplated by the Trust Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment of Trust Agreement. Section 1(i) of the Original Agreement is hereby amended and restated in its entirety as follows:

“Commence liquidation of the Trust Account only (x) after and promptly after receipt of, and only in accordance with, the terms of a letter from the Corporation (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B signed on behalf of the Corporation by its Chief Executive Officer, President, Chief Financial Officer, General Counsel, Secretary or Chairman of the board of directors (the “Board”) or other authorized officer of the Corporation, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and less up to $50,000 to the Corporation to pay dissolution expenses, it being understood that the Trustee has no obligation to monitor or question the Corporation’s position that an allocation has been made for taxes payable), only as directed in the Termination Letter and the other documents referred to therein or (y) on June 17, 2019, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the trust account deposits (which interest shall be net of any taxes payable and less up to $50,000 to the Corporation to pay dissolution expenses), shall be distributed to the Public Stockholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by June 17, 2019, the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders;”

2. Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Corporation or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. The validity, interpretation and performance of this Amendment shall be governed in all respects by the laws of the State of New York, without giving effect to conflict of laws.

2.4. Counterparts. This Amendment may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement. The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Continental Stock Transfer & Trust Company, as Trustee

By:
Name:
Title:

Modern Media Acquisition Corp.

By:
Name:
Title:

ANNEX C

Charter of the Audit Committee

of the

Board of Directors

of

Modern Media Acquisition Corp.

(Effective May 17, 2017)

Purposes

The primary purposes of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Modern Media Acquisition Corp. (the “Company”) are to assist Board oversight of (1) the integrity of the Company’s financial statements, including oversight of the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company, (2) the Company’s compliance with legal and regulatory requirements, (3) the qualifications and independence of the Company’s independent registered public accountants or auditors (the “Auditors”), and (4) the performance of the Company’s Auditors and internal audit function (including, as applicable, any outside firm engaged to perform the internal audit function).

The Committee shall also prepare and approve the report required by the rules of the Securities and Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement. The Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements. It is not the duty of the Committee to conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with Generally Accepted Accounting Principles (“GAAP”) and applicable rules and regulations. These are the responsibilities of management and the Auditors.

Composition

The Committee shall consist of no fewer than three members, each of whom shall meet the independence requirements set forth in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), the rules of the NASDAQ Stock Market (“NASDAQ”) and any other requirements imposed by the Company’s bylaws and applicable laws, rules and regulations. The Board will select the members and the chair of the Committee. If the Board fails to appoint a chair, the members of the Committee may designate a chair by a majority vote of the full Committee. Each Committee member will serve at the pleasure of the Board for such term as the Board may decide or until such Committee member is no longer a Board member.

Each member of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement, upon appointment to the Committee and throughout service on the Committee, pursuant to the rules of the NASDAQ. At least one member of the Committee shall be an “audit committee financial expert” as defined in applicable SEC rules.

The Company does not limit the number of public company audit committees on which a Committee member serves, provided that if a member does serve on more than three public company audit committees (including the Committee), the Board shall determine whether this simultaneous service would impair the ability of the member to serve on the Committee.

Duties and Responsibilities

The Committee will:

•

Engagement of Auditors: be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the Auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and the Auditors shall report directly to the Committee.

•

Terms of Audit and Non-Audit Engagements: have sole authority to, and must, pre-approve all audit, review and attest services and permissible non-audit services from the Auditors and related fees and other terms of engagement of the Auditors, including specific pre-approval of internal control-related services as set forth in Section 10A of the Exchange Act and the rules and regulations promulgated thereunder by the SEC, and the Committee shall receive certain disclosure and documentation, and engage in discussion of non-prohibited tax services by the Auditors based on Public Company Accounting Oversight Board (“PCAOB”) Rule 3524 or any successor rules or regulations. The Committee may confer with Company management on these matters but may not delegate this responsibility to management. All approvals of non-audit services on behalf of the Committee shall be promptly reported to an appropriate officer of the Company having primary responsibility for the SEC reports filed by the Company so that these approvals may be timely disclosed as required by SEC rules.

•

Delegated Pre-approval Authority: to the extent permitted by applicable SEC rules and if and when deemed necessary or appropriate by the Committee, delegate to one or more of its members, or establish reasonably detailed pre-approval policies and procedures pursuant to which management shall have, the authority to engage permissible services from the Auditors, provided that all such decisions to engage any permissible service shall be reported to the full Committee at its next scheduled meeting.

•

Prohibited Non-Audit Services: not engage the Auditors for non-audit services prohibited by law or regulation or that would impair the independence of the Auditors as described in Section 210.2-01(c)(4) of SEC Regulation S-X or any successor rules or regulations.

•

Auditor Partner Rotation and Conflicts: not engage an accounting firm to perform audit, review or attest services unless (1) such accounting firm has confirmed to the Committee that it is independent within the meaning of SEC Regulation S-X and other applicable SEC rules; and (2) the audit partners on such engagement are in compliance with the audit partner rotation requirements of applicable SEC and PCAOB rules and regulations and applicable rules of NASDAQ.

•

Complaints: establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (2) the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters.

•

Report of Auditors: at least annually, obtain and review a report by the Auditors describing (1) the Auditor’s internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review, or peer review, of the Auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Auditors, and any steps taken to deal with any such issues, and (3), in order to assess the Auditor’s independence, all relationships between the Auditors and the Company.

•

Evaluation of Auditors: annually evaluate, taking into account the opinions of management and the Company’s internal auditors, the Auditor’s qualifications, performance and independence, including a review and evaluation of the lead partner of the Auditors. The Committee will present its conclusions with respect to the Auditors to the Board, along with any recommendations regarding lead audit partner or audit firm rotation.

•

Obtain Required Independence Disclosures: receive from the Auditors a formal written disclosure and statement of all relationships between such firm and the Company, as well as any other written independence disclosures required by the PCAOB, and engage in a dialogue with the Auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the Auditors.

•

Critical Accounting Policy Report: timely request and receive from the Auditors the report required in connection with the annual audit pursuant to applicable SEC rules concerning (1) all critical accounting policies and practices used, (2) all alternative treatments of financial information within GAAP and practices related to material items that have been discussed with the Company’s management, including (a) ramifications of the use of such alternative disclosures and treatments and (b) the treatment preferred by the Auditors, and (3) other material written communications between the Auditors and management, such as any management letter or schedule of uncorrected misstatements. This report will also include the overall audit strategy, critical accounting estimates, significant unusual transactions, difficult or contentious matters, going concern assessment, material written communications, departures from the standard report and other matters arising from the audit that are significant to the oversight of the Company’s financial reporting process.

•

Review of Financial Statements: meet to review and discuss the Company’s annual audited financial statements and quarterly financial statements with management and the Auditors, including a review of the specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

•	Recommend Filing of Audited Financial Statements: recommend whether or not the audited financial statements should be included in the Company’s Annual Report on Form 10-K for filing with the SEC.

•

SAS 100 Review: discuss with the Auditors the financial statements and review findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS 100.

•	Earnings Releases and Other Financial Information: discuss the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

•

Risk Assessment and Management: discuss policies with respect to risk assessment and risk management, including those governing the process by which the Company’s chief executive officer and other members of senior management assess and manage the Company’s exposure to risk. The discussions will include the Company’s major financial risk exposures and the steps that management has taken to monitor and control such exposures.

•	Periodic Review Sessions: meet separately, periodically, with management, with the internal auditors and with the Auditors.

•

Review of Audit: review with the Auditors any audit problems or difficulties and management’s response. These reviews will include any difficulties the Auditors encountered in the course of their audit work, including any restrictions on the scope of the Auditors’ activities or on access to requested information, and any significant disagreements with management. These reviews will also include discussion of the responsibilities, budget and staffing of the Company’s internal audit function.

•

Hiring of Employees of Auditors: set clear hiring policies for employees or former employees of the Auditors, taking into account the pressures that may exist for auditors consciously or subconsciously seeking a job with the Company they audit.

•

Internal Audit: (1) approve the appointment, replacement, reassignment or dismissal of the director of internal audit (or the outside firm engaged to perform the internal audit function), who shall report to the Company’s chief financial officer on administrative matters, but shall substantively report directly to the Committee, (2) consider and review, in consultation with the director of internal audit (or the outside firm engaged to perform the internal audit function) and the Auditors, the audit scope and plan of the internal auditors, and (3) consider and review with management and the director of internal audit (or the outside firm engaged to perform the internal audit function) (a) significant findings during the year and management’s responses thereto, (b) any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information, (c) any changes required in the planned scope of their audit plan, and (d) the internal audit budget, staffing and annual performance.

•	Disclosure and Internal Controls: periodically review with management the Company’s disclosure controls and procedures and internal control over financial reporting as defined in applicable SEC rules.

•	Related Party Approvals: review and approve all transactions between the Company and a “related party,” as such term is defined in the rules of the NASDAQ and by the SEC.

•

Board Reports: at each regular meeting of the Board, provide a report regarding the activities of the Committee since the last regular meeting of the Board. In addition, the Committee will review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Auditors or the performance of the internal audit function.

•	Other Functions: perform any other activities consistent with this charter, the rules of the NASDAQ, the Company’s bylaws and applicable laws, rules and regulations.

Meetings

The Committee will meet at least quarterly and as often as necessary to carry out its responsibilities. The Committee may also hold special meetings or act by unanimous written consent (which may be provided in writing or by electronic transmission) as the Committee may decide.

The Committee, as it may determine to be appropriate, may meet in separate executive sessions with the Auditors, other directors, the chief executive officer and other Company employees, agents, attorneys or representatives invited by the Committee.

Procedures

The Committee may establish its own procedures, including the formation and delegation of authority to subcommittees, in a manner not inconsistent with this charter, the Company’s bylaws or the rules of NASDAQ.

The chair or a majority of the Committee members may call meetings of the Committee. Unless the Committee or the Board adopts other procedures, the provisions of the Company’s bylaws applicable to meetings of Board committees will govern meetings of the Committee. The Committee shall keep written minutes of its meetings and deliver copies of the minutes to the corporate secretary for inclusion in the corporate records.

Access and Resources

The Committee is at all times authorized to have direct, independent access to the Auditors as well as the Company’s other directors, management and personnel, as well as books, records and facilities to carry out the Committee’s purposes, duties and responsibilities. The Committee is authorized to communicate in confidence with any of these individuals. The Committee is authorized to conduct investigations, and to retain, at the expense of the Company, independent legal, accounting, financial, governance, or other professional advisers selected by the Committee, for any matters relating to the purposes of the Committee.

The Company shall provide for appropriate funding, as determined by the Committee, for payment of (1) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, as well as any non-audit services approved by the Committee, (2) compensation to any advisers employed by the Committee, and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Nothing in this charter is intended to preclude or impair the protection provided in Section 141(e) of the General Corporation Law of the State of Delaware for good faith reliance by members of the Committee on reports or other information provided by others.

Annual Review

At least annually, (1) the Committee shall review and assess the adequacy of this charter and recommend any changes to the Board and (2) the Committee shall evaluate its own performance and report the results of this evaluation to the Board.

ANNEX D

CHARTER OF THE COMPENSATION COMMITTEE

of the

BOARD OF DIRECTORS

of

MODERN MEDIA ACQUISITION CORP.

(Effective May 17, 2017)

1. Purpose; Duties. The primary purposes of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Modern Media Acquisition Corp., (the “Company”) are to: (a) assist the Board in meeting its responsibilities with regard to oversight and determination of executive compensation, including the compensation of the Company’s Chief Executive Officer; (b) to administer or provide for the administration of the Company’s equity-based or equity-linked compensation plans, bonus or other incentive plans and deferred compensation plans, when and if adopted, after consultation with management and (c) any such other actions within the scope of this charter (this “Charter”) as the Committee or Board deems necessary or appropriate.

2. Membership; Appointment. The size of the Committee shall be determined by the Board, but it shall consist of no fewer than two members. Each member of the Committee: (1) shall satisfy the applicable independence requirements set forth in the rules of The NASDAQ Stock Market; (2) shall be an “outside director” for purposes of Section 162(m) of the Internal Revenue Code; (3) shall be a “non-employee director” for purposes of Rule 16b-3 promulgated under the Securities Exchange Act of 1934; and (4) shall satisfy any other requirements imposed by applicable law, regulations or rules. In determining whether a Board member is eligible to serve on the Committee, the Board must consider all factors specifically relevant to determining whether the Board member has a relationship to the Company that is material to the Board member’s ability to be independent from management in connection with the duties of a Committee member or that would impair the Board member’s ability to make independent judgments about the Company’s executive compensation. These factors must include but are not limited to (i) the source of compensation of the Board member, including any consulting, advisory or other compensatory fee paid by the Company to the Board member and (ii) whether the Board member is affiliated with the Company, a subsidiary of the Company or any affiliate of a subsidiary of the Company.

The members of the Committee will be appointed by and serve at the discretion of the Board. Committee members may be removed at any time by a majority vote of independent directors. The Board will appoint the Chairperson of the Committee. If the Board fails to appoint a Chairperson, the members of the Committee may designate a Chairperson by majority vote of the full Committee.

3. Specific Responsibilities and Duties. The Board delegates to the Committee the express authority to do the following, to the fullest extent permitted by applicable law, rules and regulations, and the Company’s charter and by-laws:

(a) The Committee will develop and implement the Company’s compensation policies and programs for Executive Officers (as such term is defined under the Securities Exchange Act of 1934 and related rules and regulations).

(b) The Committee will review and approve, at least annually, corporate goals and objectives relevant to the compensation of the Chief Executive Officer and the other Executive Officers of the Company.

(c) The Committee will evaluate the performance of the Chief Executive Officer and the other Executive Officers in the light of those corporate goals and objectives. The Committee will approve the calculation of the Chief Executive Officer’s and the other Executive Officers’ incentive compensation based on the applicable performance metrics used in evaluating the Executive Officers. The Committee will determine and approve compensation levels for the Executive Officers, including the Chief Executive Officer, based on those evaluations and any other factors as it deems appropriate. The Committee will review and approve, as appropriate (i) base salary,

(ii) annual bonus, (iii) long-term incentive compensation, including any equity or equity-linked compensation, and (iv) any other compensation, perquisites, and special or supplemental benefits for the Company’s Chief Executive Officer and other Executive Officers, when and if adopted. The Chief Executive Officer may not be present during voting or deliberations by the Committee on his or her compensation.

(d) The Committee will make recommendations to the Board with respect to the approval, adoption and amendment of all cash- and equity-based incentive compensation plans in which any Executive Officer of the Company participates. The Committee will also make recommendations to the Board with respect to the approval, adoption and amendment of all other equity-based plans.

(e) The Committee will administer the Company’s equity-based incentive compensation plans, when and if adopted, and will provide for the administration of the other plans adopted by the Board that contemplate administration by the Committee. The Committee or a subcommittee (or their designees) shall approve all grants of stock options and other equity-based awards, subject to the terms and conditions of applicable plans and law (for the avoidance of doubt, the Committee or a subcommittee may delegate to one or more officers of the Company its authority to approve grants of stock options and other equity-based awards, subject to the terms and conditions of such delegation and applicable plans and law). The Committee’s administrative authority shall include the authority to approve the acquisition by the Company of shares of the Company’s stock from any plan participant.

(f) The Committee will review and approve any proposed employment agreement with, and any proposed severance or retention plans or agreements applicable to, any Executive Officer of the Company. The Committee shall review and approve any severance or other termination payments proposed to be made to any Executive Officer of the Company.

(g) The Committee will review, or cause to be reviewed, and recommend to the Board appropriate director compensation programs for non-employee directors, Committee chairs, and Committee members, consistent with any applicable requirements of the listing standards and applicable laws for independent directors and including consideration of cash and equity components.

(h) The Committee will periodically conduct a risk assessment of the Company’s compensation plans and programs and discuss with the Board whether such plans and programs are designed in a manner that creates incentives for employees to take inappropriate or excessive risk.

(i) The Committee will review and discuss with the Company’s management the Compensation Discussion and Analysis (“CD&A”) required by Securities and Exchange Commission Regulation S-K Item 402 (at such time when such requirement is applicable to the Company). Based on such review and discussion, the Committee will determine whether to recommend to the Board that the CD&A be included in the Company’s Annual Report on Form 10-K and proxy statement for the annual meeting of the Company’s stockholders.

(j) The Committee will provide, over the names of the members of the Committee, the Committee report required by Securities and Exchange Commission Regulation S-K Item 407 for the Company’s Annual Report on Form 10-K and proxy statement for the annual meeting of Company’s stockholders (at such time when such requirement is applicable to the Company).

(k) The Committee will review and reassess the adequacy of this Charter on an annual basis (or more frequently as necessary) and recommend any proposed changes to the Board for approval. The Committee will also publish the Charter as required by the listing requirements of The NASDAQ Stock Market (or successor exchange), applicable law and as otherwise deemed advisable by the Committee.

(l) At least annually, the Committee will evaluate its own performance and report the results of this evaluation to the Board.

(m) The Committee will perform any other activities consistent with this Charter, the Company’s by-laws and governing law as the Committee or the Board deems necessary or appropriate.

4. Meetings. The Committee will meet with such frequency and at such times as its Chairperson, or a majority of the Committee, determines. A special meeting of the Committee may be called by the Chairperson and will be called promptly upon the request of any two Committee members. Additionally, the Committee may also act by unanimous written consent (which may be provided in writing or by electronic transmission) as the Committee may decide. The agenda for each meeting will be prepared by the Chairperson and circulated to each member of the Committee prior to the meeting date. Unless the Committee or the Board adopts other procedures, the provisions of the Company’s by-laws applicable to meetings of the Board will govern meetings of the Committee. At each regular meeting of the Board, the Committee will give a report regarding any actions taken by the Committee since the last regular meeting of the Board.

5. Minutes. The Committee will keep minutes of each meeting.

6. Reliance; Experts; Cooperation.

6.1 The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee. In particular, the Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the Committee who are (1) “non-employee directors” for purposes of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, and (2) “outside directors” for the purposes of Section 162(m) of the Internal Revenue Code.

6.2 The Committee has the following specific responsibilities and authority with respect to the retention of advisers:

(a) The Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser;

(b) The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel or other adviser retained by the Committee;

(c) The Company must provide for appropriate funding, as determined by the Committee, for payment of reasonable compensation to a compensation consultant, legal counsel or any other adviser retained by the Committee;

(d) The Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Committee only after taking into consideration all factors relevant to that person’s independence from management, including the following:

(i)	the provision of other services to the Company by the person that employs the compensation consultant, legal counsel or other adviser;

(ii)

the amount of fees received from the Company by the person that employs the compensation consultant, legal counsel or other adviser, as a percentage of the total revenue of the person that employs the compensation consultant, legal counsel or other adviser;

(iii)	the policies and procedures of the person that employs the compensation consultant, legal counsel or other adviser that are designed to prevent conflicts of interest;

(iv)	any business or personal relationship of the compensation consultant, legal counsel or other adviser with a member of the Committee;

(v)	any stock of the Company owned by the compensation consultant, legal counsel or other adviser; and

(vi)	any business or personal relationship of the compensation consultant, legal counsel, other adviser or the person employing the adviser with an Executive Officer of the Company.

However, the Committee is not required to conduct an independence assessment for in-house legal counsel or a compensation adviser that acts in a role limited to the following activities for which no disclosure is required under Regulation S-K Item 407(e)(3)(iii): (1) consulting on any broad-based plan that does not discriminate in scope, terms, or operation, in favor of Executive Officers or Board members, and that is available generally to all salaried employees; or (2) providing information that either is not customized for a particular issuer or that is customized based on parameters that are not developed by the adviser, and about which the adviser does not provide advice.

(e) The Committee shall also have appropriate resources and authority to discharge its responsibilities under this Charter.

6.3 In carrying out its duties, the Committee is permitted and will act in reliance on management, the independent public accountants, internal auditors, and outside advisers and experts, as it deems necessary or appropriate.

6.4 The Committee has the power, in its discretion, to conduct any investigation it deems necessary or appropriate to enable it to carry out its duties.

The Committee will have unrestricted access to the independent registered public accountants, the internal auditors, internal and outside counsel, and anyone else in the Company, and may require any officer or employee of the Company or the Company’s outside counsel or independent registered public accountants to attend any meeting of the Committee or to meet with any members of, or consultants or advisers to, the Committee.

PROXY

Modern Media Acquisition Corp.

3414 Peachtree Road

Suite 480

Atlanta, Georgia 30326

SPECIAL MEETING OF STOCKHOLDERS IN LIEU OF 2018 ANNUAL MEETING OF STOCKHOLDERS

FEBRUARY [•], 2019

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

MODERN MEDIA ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

FEBRUARY [•], 2019

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders in Lieu of 2018 Annual Meeting of Stockholders (the “Special Meeting”) and accompanying Proxy Statement, dated January [•], 2019, in connection with the Special Meeting to be held on February [•], 2019 at [•], local time, at [•] and hereby appoints Lewis W. Dickey, Jr. and Adam Kagan, and each of them (with full power to act alone), the attorneys-in-fact and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock, of Modern Media Acquisition Corp. (the “Company”), registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS CONSTITUTING THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT CONSISTING OF PROPOSALS 1 AND 2, AND “FOR” THE DIRECTOR NOMINEE NAMED IN PROPOSAL 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting in Lieu of Annual Meeting of Stockholders to be held on February [•], 2019: This notice of meeting, the accompanying proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018 are available at [•].

	FOR	AGAINST	ABSTAIN

Proposal 1 – Extension Amendment

Proposal to amend the Company’s Second Amended and Restated Certificate of Incorporation to extend the date by which the Company must consummate a business combination from February 17, 2019 to June 17, 2019.

	☐	☐	☐

Proposal 2 – Trust Amendment

Proposal to amend the Investment Management Trust Agreement, dated as of May 17, 2017, between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date on which Continental must liquidate the trust account established in connection with the Company’s initial public offering if the Company has not completed a business combination from February 17, 2019 to June 17, 2019.

	☐	☐	☐

	FOR	WITHHOLD

Proposal 3 – Election of Class I Director Nominee: John White	☐	☐

You may exercise your redemption rights by marking the “EXERCISE REDEMPTION RIGHTS” box below. If you exercise your redemption rights, then you will be exchanging your public shares of the common stock of the Company for cash and you will no longer own such public shares. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH FOR THOSE PUBLIC SHARES IF YOU TENDER SUCH SHARES TO THE COMPANY’S DULY APPOINTED AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE SPECIAL MEETING.

EXERCISE REDEMPTION RIGHTS ☐

REDEEM                          PUBLIC SHARES OF COMMON STOCK OF THE COMPANY

Date:                             , 2019

Stockholder’s Signature

Stockholder’s Signature (if held jointly)

Signature should agree with named printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign above. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should also submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS SET FORTH IN PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.